THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
December 31, 2000
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. We hope you find this report to be useful and informative.

The Performance of the Travelers Variable Products Funds (December 31, 1999 - December 31, 2000)(2)
---------------------------------------------------------------------------------------------------
Managed Assets Trust...........................................                    (1.62)%
High Yield Bond Trust..........................................                     0.97
Capital Appreciation Fund......................................                   (21.88)
Money Market Portfolio.........................................                     6.18
U.S. Government Securities Portfolio...........................                    14.53
Social Awareness Stock Portfolio...............................                    (0.49)
Utilities Portfolio............................................                    24.26

                                                                MARKET      SCHEDULE OF
                         SUBACCOUNT                           COMMENTARY    INVESTMENTS
                         ----------                           ----------    -----------
Managed Assets Trust........................................       3             9
High Yield Bond Trust.......................................       4            18
Capital Appreciation Fund...................................       4            25
Money Market Portfolio......................................       5            27
U.S. Government Securities Portfolio........................      40            45
Social Awareness Stock Portfolio............................      40            46
Utilities Portfolio.........................................      42            49

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. The more speculative the market, the harder the fall. Returns for calendar year 2000 followed the same pattern -- a startling contrast to 1999 when markets went up dramatically.

---------------

(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

(2) The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. Past performance is not indicative of future results.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the year ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. Past performance is not indicative of future results.

This contrast is even more dramatic considering the performance of the Nasdaq Composite Index in 1999. In 1999, the Nasdaq Composite Index climbed
85.59% -- its best year since 1971. Technology stocks had a significantly positive impact. But with the rapid decline of this sector, the Nasdaq Composite Index gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus 2001 estimates for the S&P 500 operating earnings have slipped from a high of $63.25 to $62.15 by year end. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than many analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy generally decreases inflationary pressures and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors continued to enjoy strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.20%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("Salomon Smith Barney Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.60% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. Past performance is not indicative of future results.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Index and the three-month U.S. Treasury Bills, returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of

---------------

(3) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(7) The Salomon Smith Barney Index includes institutionally traded U.S.
    Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.
                                        2
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ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn led the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth, the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The growth of the economy slowed, retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001. (On January 31, 2001, after this commentary was written, the Fed cut interest rates by an additional 50 basis points.) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide high total investment return through a fully managed investment policy. For the year ended December 31, 2000, the Trust returned a negative 1.62%. In comparison, the Lehman Brothers Government/ Corporate Bond Index(10) and the S&P 500 returned 11.85% and a negative 9.10%, respectively, for the same period. Past performance is not indicative of future results.

The Trust underperformed its benchmark (which is a blend of 60% S&P 500 and 40% the Lehman Brothers Government/ Corporate Bond Index) by 0.96% in the fourth quarter of 2000 and for the period, the Trust returned a negative 1.01% and the Lehman Brothers Government/Corporate Bond Index benchmark returned a negative 0.91%.

The Trust's fourth quarter performance was hurt by underperformance in both stocks and bonds offset by slightly less than 60% stock exposure and the Trust's holdings in Treasury Inflation Protected Securities ("TIPS")(11) and convertibles.(12)

The stock portion of the Trust declined approximately 1.61% during the third quarter of 2000. For the period, the Trust's stock portion declined approximately 2.39%. The bond portion of the Trust underperformed in the fourth quarter by 0.98% due to weak performance in the corporate bond holdings. For the year, the Trust's bond portfolio outperformed by 0.61% helped by an early year exposure to U.S. Treasury strips(13) and a significant position all year in TIPS. The convertible bond holdings were down only 0.05% in the fourth quarter, almost 3% better than the 60/40 benchmark. For the year the convertible bond holdings in the Trust's portfolio were up 21.6%.

Going into 2001, the manager is planning on maintaining the Trust's stock weighting at close to 60%. He extended many of the Trust's corporate bond positions in the 10-year area in December 2000 in order to possibly maximize exposure to spread(14) narrowing while remaining slightly short of its duration(15) target.

---------------

 (8) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

 (9) A basis point is 0.01% or one one-hundredth of a percent.

(10) The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

(11) TIPS are Treasury bonds that pay a fixed coupon, but with a principal value that is adjusted to the latest consumer price index.

(12) Convertible securities are bonds or preferred stocks that may be converted into common stock or other equity interests in the issuer at a predetermined price or rate.

(13) A strip bond is a bond separated into its two components: periodic interest payments and principal repayment. Each of the interest payments and the principal repayment are stripped apart from a brokerage firm and sold individually as zero-coupon securities.

(14) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(15) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

The manager also continues to hold a 15% position in TIPS, which still provide high real interest rates and are benefiting from the tight energy market's impact on total inflation. The manager is also increasing his weighting in convertible securities, as he believes the weak stock market has created opportunities.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the year ended December 31, 2000, the Trust returned 0.97%. In comparison, the Lehman Brothers Aggregate Bond Index(16) and First Boston Global High Yield Index Top Tier(17) returned 11.63% and a negative 5.21%, respectively, for the same period. Past performance is not indicative of future results.

The high-yield bond market performed poorly in the fourth quarter of 2000. This was the worst performing quarter since 1990 marking the first year of negative returns since 1994. The Trust generated a gross return of negative 1.92% for the fourth quarter of 2000 outperforming the Lehman Brothers Aggregate Bond Index by 319 basis points.

With the collapse of the U.S. stock market, most notably the Nasdaq Composite Index during the fourth quarter of 2000, the high-yield bond market experienced a tumultuous sell-off. The cyclicals, retail and telecommunication sectors took the brunt of the damage during the fourth quarter of 2000. Due to fact that the 10-Year U.S. Treasury yields decreased by 70 basis points in the fourth quarter, higher quality credits (BB) once again outperformed their lower-quality (B) counterparts.

While the general economy appears to be slowing, the managers are still somewhat positive on the high-yield bond market in 2001. Absolute yields are at levels not seen since 1991 and the managers think there are compelling prospects for the long-term opportunities in the high yield bond market. In addition, the managers plan to continue to utilize their "bottom-up"(18) investment approach and purchase solid credits with what they deem to be competitive attractive yields in 2001.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Portfolio") seeks growth of capital through the use of common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large cap companies that are expected to experience wide fluctuations in price. For the year ended December 31, 2000, the Portfolio returned a negative 21.88%. In comparison, the S&P 500 returned negative 9.10% for the same period. Past performance is not indicative of future results.

By just about any measure, the year 2000 was a difficult one for most stocks, with the S&P 500 declining by 9.10%, and the Nasdaq Composite Index declined 39.29%. The manager believes the performance of the stock market can be directly attributed to overvaluation. For all the explanations given to describe the performance of the stock market in 2000, the most compelling story in the manager's view, is that the mania of late 1999 that carried into February 2000 left the stock market vulnerable to a resounding drop.

Among the lessons that most investors either learned or were reminded of during the period were:

     - Diversification can be better than betting the ranch on any one kind of investment;

     - Cash is not always trash;

     - Valuations do matter; and

     - Maybe most importantly, the belief that "this time is different" is still the most dangerous phrase in stock market lingo.

---------------

(16) The Lehman Brothers Aggregate Bond Index is a broad based measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(17) The First Boston Global High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds." Please note that an investor cannot invest directly in an index.

(18) Bottom-up approach investing is to search for outstanding performance of individual stocks before considering the impact of economic trends.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

In the manager's opinion, what may most impact the stock market in the coming year is whether the economy slips into a recession, defined as two quarters of declines in GDP, or whether the economy experiences a "soft landing" (i.e., slower growth but no recession) predicted by the manager six months ago as the most likely outcome.

Unfortunately, at this time, the manager believes the odds of a recession have increased in the past two months, as the positive wealth effect from the 1999 stock market has turned negative, affecting many areas of the U.S. economy that have great multiplier effects, such as housing, autos and consumer spending. Energy costs have begun to act like a tax increase. Confidence has declined, and it remains to be seen if monetary easing by the Fed, a virtual certainty in the early months of 2001, is enough to overcome the malaise that has set in.

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide investors with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less. For the year ended December 31, 2000, the Portfolio returned 6.18%. Past performance is not indicative of future results.

The Portfolio invests in high-quality U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The Portfolio will invest at least 25% of its assets in obligations of domestic and foreign banks.

Please note that the investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For most of 2000 the U.S. economy continued to show strong growth. However, late in the fourth quarter the first signs of slowing began to appear and the topic of a possible recession in 2001 began to creep into the economic press. GDP growth for the fourth quarter is expected to be 2.7%, up from 2.2% in the third quarter of 2000, and growth for 2001 is expected to be 2.6%, well below the rampant growth of recent years. The unemployment rate for December remained at 4.0%.

The yield on the long-term bonds ended the fourth quarter at 5.46%, down 43 basis points from the previous quarter and down 102 basis points for the year. The Federal Open Market Committee ("FOMC")(19) left the federal funds rate ("fed funds rate")(20) unchanged at its November 15, 2000 and December 19, 2000 meetings, but changed its bias from inflation to weakness at the latter meeting.

In a rare surprise, the Fed cut interest rates by 50 basis points on January 3, 2001(21), citing slackening demand in the manufacturing sector and worries about a possible slowdown in consumer spending to follow. The fed funds rate finished 2000 at 6.50%, up 100 basis points for 2000, but with the recent cut now stands at 6.00%. Most signs point towards further rate cuts by the Fed in the near future in an effort to stave off recession. Many economists are calling for further cuts of 75 to 125 basis points by the Fed in 2001. The strategy in management of the Portfolio's short-term assets will be to slightly increase the current average life of the portfolio slightly from 30 days to approximately 35 days.

---------------

(19) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(20) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(21) On January 31, 2001, after the commentary was written the Fed cut interest rates an additional 50 basis points.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 18, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE TRUSTS AND PORTFOLIOS. PLEASE REFER TO PAGES 9 THROUGH 27 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH TRUST'S AND PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Year Ended 12/31/00                   (1.62)%
    Five Years Ended 12/31/00             13.50%
    Ten Years Ended 12/31/00              12.59%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    12/31/90 through 12/31/00            227.47%

This chart assumes an initial investment of $10,000 made on December 31, 1990, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

            [PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST CHART]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                        --------------------   --------------------   --------------------    -----------------
12/90                                         10000                  10000                  10000                  10000
12/91                                         12170                  11612                  10306                  13040
12/92                                         12796                  12493                  10605                  14033
12/93                                         13990                  13872                  10897                  15444
12/94                                         13676                  13384                  11188                  15647
12/95                                         17385                  15960                  11472                  19078
12/96                                         19780                  16422                  11853                  23456
12/97                                         23996                  18024                  12054                  31280
12/98                                         29141                  19732                  12247                  40270
12/99                                         33285                  18867                  12612                  48740
12/00                                         32747                  21103                  13040                  44303

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                    0.97%
    Five Years Ended 12/31/00              8.73%
    Ten Years Ended 12/31/00              10.92%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    12/31/90 through 12/31/00            181.85%

              [PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST]

This chart assumes an initial investment of $10,000 made on December 31, 1990, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston Global High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                                                             FIRST BOSTON GLOBAL
                                                                 LEHMAN BROTHERS                             HIGH YIELD INDEX TOP
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX           TIER
                                       ---------------------   --------------------   --------------------   --------------------
12/90                                        10000                   10000                  10000                  10000
12/91                                        12610                   11600                  10306                  12288
12/92                                        14269                   12458                  10605                  13361
12/93                                        16268                   13673                  10897                  15448
12/94                                        16063                   13274                  11188                  15418
12/95                                        18547                   15726                  11472                  18298
12/96                                        21542                   16297                  11853                  20260
12/97                                        25089                   17869                  12054                  22819
12/98                                        26734                   19422                  12247                  22885
12/99                                        27916                   19263                  12612                  23903
12/00                                        28185                   21504                  13040                  23077

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                  (21.88)%
    Five Years Ended 12/31/00             25.67%
    Ten Years Ended 12/31/00              22.24%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    12/31/90 through 12/31/00            644.81%

         [PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND CHART]

This chart assumes an initial investment of $10,000 made on December 31, 1990, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/90                                          10000                  10000                  10000                  10000
12/91                                          13516                  13040                  14605                  10306
12/92                                          15896                  14033                  17293                  10605
12/93                                          18294                  15444                  20558                  10897
12/94                                          17423                  15647                   8530                  11188
12/95                                          23759                  19078                  10958                  11472
12/96                                          30460                  23456                  12766                  11853
12/97                                          38424                  31301                  15621                  12054
12/98                                          62104                  40296                  15224                  12247
12/99                                          95339                  48772                  18459                  12612
12/00                                          74481                  44303                  17901                  13040

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 55.7%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.5%
        16,800           Bed Bath & Beyond Inc.*.....................................    $    375,900
         7,300           Best Buy Co., Inc.*.........................................         215,806
         6,400           CDW Computer Centers, Inc.*.................................         178,400
         6,427           CVS Corp....................................................         385,218
        25,595           Home Depot, Inc. ...........................................       1,169,372
         8,900           Interpublic Group of Cos., Inc. ............................         378,806
        17,400           Kohl's Corp.*...............................................       1,061,400
        11,800           McDonald's Corp. ...........................................         401,200
        16,400           Walgreen Co. ...............................................         685,725
        66,460           Wal-Mart Stores, Inc. ......................................       3,530,688
-----------------------------------------------------------------------------------------------------
                                                                                            8,382,515
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5%
         8,900           Adolph Coors Co., Class B Shares............................         714,781
        10,300           Alberto-Culver Co., Class B Shares..........................         440,969
        21,454           Anheuser-Busch Cos., Inc. ..................................         976,157
         4,600           Avery Dennison Corp. .......................................         252,425
        42,605           The Coca-Cola Co. ..........................................       2,596,242
        14,684           Colgate Palmolive Co. ......................................         947,852
        12,700           Federated Department Stores, Inc.*..........................         444,500
        12,900           Keebler Foods Co. ..........................................         534,544
         8,864           Kimberly-Clark Corp. .......................................         626,596
        33,200           The Kroger Co.*.............................................         898,475
        32,080           PepsiCo, Inc. ..............................................       1,589,965
        47,015           Philip Morris Cos. Inc. ....................................       2,068,660
        13,932           Procter & Gamble Co. .......................................       1,092,791
        16,262           Safeway Inc.*...............................................       1,016,375
        31,688           SYSCO Corp. ................................................         950,640
        12,800           Tricon Global Restaurants, Inc.*............................         422,400
-----------------------------------------------------------------------------------------------------
                                                                                           15,573,372
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.5%
        17,700           Carnival Corp. .............................................         545,381
         9,742           Clear Channel Communications, Inc.*.........................         471,878
        22,900           Comcast Corp., Special Class A Shares*......................         956,075
         7,511           Gannett Co., Inc. ..........................................         473,662
        13,200           Harrah's Entertainment, Inc.*...............................         348,150
         7,400           Knight-Ridder, Inc. ........................................         420,875
         9,800           The McGraw-Hill Cos., Inc. .................................         574,525
        11,000           Reader's Digest Association, Inc., Class A Shares...........         430,375
        24,422           Time Warner Inc. ...........................................       1,275,805
        13,000           Tribune Co. ................................................         549,250
        26,786           Viacom Inc., Class B Shares*................................       1,252,246
        41,595           The Walt Disney Co. ........................................       1,203,655
-----------------------------------------------------------------------------------------------------
                                                                                            8,501,877
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 7.2%
        34,949           American Express Co. .......................................    $  1,920,011
        21,876           Bank of America Corp. ......................................       1,003,562
        21,300           The Bank of New York Co., Inc. .............................       1,175,494
        30,021           Bank One Corp. .............................................       1,099,519
        13,900           Bear Stearns Cos. Inc. .....................................         704,556
         8,108           Capital One Financial Corp. ................................         533,608
        18,900           Charles Schwab Corp. .......................................         536,288
        28,102           Chase Manhattan Corp.+......................................       1,276,885
        18,052           Fannie Mae..................................................       1,566,011
         6,450           Fifth Third Bancorp.........................................         385,388
        36,500           Firstar Corp. ..............................................         848,625
        32,223           FleetBoston Financial Corp. ................................       1,210,382
        14,250           Freddie Mac.................................................         981,469
        14,200           Household International, Inc. ..............................         781,000
         2,313           J.P. Morgan & Co.+..........................................         382,802
        31,300           Knight Trading Group, Inc.*.................................         436,244
        17,562           Lehman Brothers Holdings Inc. ..............................       1,187,630
        23,800           MBNA Corp. .................................................         879,113
        22,050           Merrill Lynch & Co., Inc. ..................................       1,503,534
        28,682           Morgan Stanley Dean Witter & Co. ...........................       2,273,049
        27,400           National City Corp. ........................................         787,750
        13,000           Providian Financial Corp. ..................................         747,500
         4,948           State Street Corp. .........................................         614,591
        32,500           Wells Fargo & Co. ..........................................       1,809,844
-----------------------------------------------------------------------------------------------------
                                                                                           24,644,855
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 7.2%
        16,046           Abbott Laboratories.........................................         777,228
         6,300           Allergan, Inc. .............................................         609,919
        13,200           ALZA Corp.*.................................................         561,000
         9,113           American Home Products Corp. ...............................         579,131
         4,900           Baxter International Inc. ..................................         432,731
        10,800           Biomet, Inc. ...............................................         428,625
        31,596           Bristol-Myers Squibb Co. ...................................       2,336,129
        10,400           Cardinal Health, Inc. ......................................       1,036,100
        11,604           Eli Lilly & Co. ............................................       1,079,897
         4,600           Forest Laboratories, Inc.*..................................         611,225
        16,600           HCA - The Healthcare Corp. .................................         730,566
        25,211           Johnson & Johnson...........................................       2,648,731
         3,300           MedImmune, Inc.*............................................         157,369
         9,866           Medtronic, Inc. ............................................         595,660
        38,138           Merck & Co., Inc. ..........................................       3,570,670
       106,891           Pfizer Inc. ................................................       4,916,986
        20,492           Pharmacia Corp. ............................................       1,250,012
         8,668           Schering-Plough Corp. ......................................         491,909
        13,200           Tenet Healthcare Corp. .....................................         586,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 7.2% (CONTINUED)
         8,500           Trigon Healthcare, Inc.*....................................    $    661,406
        11,000           UnitedHealth Group Inc. ....................................         675,125
-----------------------------------------------------------------------------------------------------
                                                                                           24,736,994
-----------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.5%
        11,300           Manpower Inc. ..............................................         429,400
        23,800           Paychex, Inc. ..............................................       1,157,275
-----------------------------------------------------------------------------------------------------
                                                                                            1,586,675
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.4%
         8,221           Ambac Financial Group, Inc. ................................         479,387
         3,800           American General Corp. .....................................         309,700
        36,945           American International Group, Inc. .........................       3,641,397
         8,400           The Chubb Corp. ............................................         726,600
         7,900           CIGNA Corp. ................................................       1,045,170
        12,500           Lincoln National Corp. .....................................         591,406
         6,900           MBIA, Inc. .................................................         511,463
        11,400           MGIC Investment Corp. ......................................         768,788
-----------------------------------------------------------------------------------------------------
                                                                                            8,073,911
-----------------------------------------------------------------------------------------------------
LODGING -- 0.2%
        13,300           Marriott International, Inc., Class A Shares................         561,925
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 1.4%
         3,300           Alcan Aluminum Ltd. ........................................         112,819
        15,940           Alcoa Inc. .................................................         533,990
         7,800           Applera Corp.-Applied Biosystems Group......................         733,688
        12,300           Barrick Gold Corp. .........................................         201,474
        11,257           The Dow Chemical Co. .......................................         412,288
        16,422           E.I. du Pont de Nemours & Co. ..............................         793,388
         3,800           Eastman Chemical Co. .......................................         185,250
         6,084           Georgia-Pacific Group.......................................         189,365
        13,502           International Paper Co. ....................................         551,050
         5,106           The Mead Corp. .............................................         160,201
         2,700           Nucor Corp. ................................................         107,156
         4,200           Phelps Dodge Corp. .........................................         234,413
         2,600           Praxair, Inc. ..............................................         115,375
         7,400           Rohm & Haas Co. ............................................         268,713
         2,000           Union Carbide Corp. ........................................         107,625
         3,635           Weyerhaeuser Co. ...........................................         184,476
-----------------------------------------------------------------------------------------------------
                                                                                            4,891,271
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.0%
         5,200           Anadarko Petroleum Corp. ...................................         369,616
         6,600           Apache Corp. ...............................................         462,413
         5,400           Baker Hughes Inc. ..........................................         224,438
        13,284           Chevron Corp. ..............................................       1,121,668
         9,962           Conoco Inc., Class B Shares.................................         288,275
         5,400           Dynegy Inc., Class A Shares.................................         302,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.0% (CONTINUED)
        18,188           Enron Corp. ................................................    $  1,511,878
        13,900           Exelon Corp. ...............................................         975,919
        59,896           Exxon Mobil Corp. ..........................................       5,207,264
         7,810           Halliburton Co. ............................................         283,113
         6,500           Kerr-McGee Corp. ...........................................         435,094
         6,700           Occidental Petroleum Corp. .................................         162,475
        15,600           PG&E Corp. .................................................         312,000
         4,300           Phillips Petroleum Co. .....................................         244,563
        34,134           Royal Dutch Petroleum Co. ADR...............................       2,067,245
         8,938           Schlumberger Ltd. ..........................................         714,481
         8,700           Texaco Inc. ................................................         540,488
         4,500           Tosco Corp..................................................         152,719
         4,849           Transocean Sedco Forex Inc. ................................         223,089
        15,700           TXU Corp. ..................................................         695,706
         7,200           Unocal Corp. ...............................................         278,550
         5,000           USX-Marathon Group Inc. ....................................         138,750
        12,054           The Williams Cos., Inc. ....................................         481,407
-----------------------------------------------------------------------------------------------------
                                                                                           17,193,889
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.3%
        15,400           Agilent Technologies, Inc.*.................................         843,150
         5,500           Ball Corp. .................................................         253,344
         4,200           Black & Decker Corp. .......................................         164,850
       171,902           General Electric Co. .......................................       8,240,559
        23,100           ITT Industries, Inc. .......................................         895,125
        12,565           Masco Corp. ................................................         322,763
         3,700           Minnesota Mining & Manufacturing Co. .......................         445,850
        10,200           PACCAR Inc. ................................................         502,350
         3,700           PerkinElmer, Inc. ..........................................         388,500
         9,700           Solectron Corp.*............................................         328,830
        40,646           Tyco International Ltd. ....................................       2,255,853
-----------------------------------------------------------------------------------------------------
                                                                                           14,641,174
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.8%
        10,200           Adobe Systems Inc. .........................................         593,513
        12,400           Altera Corp.*...............................................         326,275
        36,736           America Online, Inc.*.......................................       1,278,413
        13,240           Amgen Inc.*.................................................         846,533
        21,000           Analog Devices, Inc.*.......................................       1,074,938
        13,126           Applied Materials, Inc.*....................................         501,249
         2,600           Ariba, Inc.*................................................         139,750
         6,900           Automatic Data Processing, Inc. ............................         436,856
         2,800           Biogen, Inc.*...............................................         168,175
        23,043           The Boeing Co. .............................................       1,520,838
         9,000           Broadcom Corp., Class A Shares*.............................         760,500
        17,900           BroadVision, Inc.*..........................................         211,444
       123,528           Cisco Systems, Inc.*........................................       4,724,946
        28,082           Compaq Computer Corp. ......................................         422,634

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.8% (CONTINUED)
        21,600           Corning Inc. ...............................................    $  1,140,750
        31,516           EMC Corp.*..................................................       2,095,814
        13,200           First Data Corp. ...........................................         695,475
        11,500           Global Crossing Ltd.*.......................................         164,594
        21,100           Hewlett-Packard Co. ........................................         665,969
       113,672           Intel Corp. ................................................       3,438,583
        31,488           International Business Machines Corp. ......................       2,676,480
        22,000           JDS Uniphase Corp.*.........................................         917,125
        12,100           Lam Research Corp.*.........................................         175,450
         8,100           Linear Technology Corp. ....................................         374,625
        18,100           Lockheed Martin Corp. ......................................         614,495
        40,645           Lucent Technologies Inc. ...................................         548,708
         2,500           Mercury Interactive Corp.*..................................         225,625
        21,000           Micron Technology, Inc.*....................................         745,500
        85,434           Microsoft Corp.*............................................       3,705,700
         5,600           Network Appliance, Inc.*....................................         359,713
        30,900           Nextel Communications, Inc.*................................         764,775
        51,800           Nortel Networks Corp. ......................................       1,660,838
       106,760           Oracle Corp.*...............................................       3,102,713
        14,900           Palm, Inc.*.................................................         421,856
        13,200           QUALCOMM Inc.*..............................................       1,084,875
        28,872           Qwest Communications International Inc.*....................       1,183,752
         9,400           Sanmina Corp.*..............................................         720,275
        20,800           Scientific-Atlanta, Inc. ...................................         677,300
         8,600           Siebel Systems, Inc.*.......................................         581,575
        40,352           Sprint PCS Group*...........................................         824,694
        73,200           Sun Microsystems, Inc.*.....................................       2,040,450
         7,400           Telephone & Data Systems, Inc. .............................         666,000
        12,858           Tellabs, Inc.*..............................................         726,477
        21,568           Texas Instruments Inc. .....................................       1,021,784
        12,200           TranSwitch Corp.*...........................................         477,325
         8,322           United Technologies Corp. ..................................         654,317
         5,300           VERITAS Software Corp.*.....................................         463,750
        35,493           Verizon Communications Inc. ................................       1,779,087
         4,500           Xilinx, Inc.*...............................................         207,563
-----------------------------------------------------------------------------------------------------
                                                                                           50,610,076
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
        14,374           AMR Corp.*..................................................         563,281
        36,566           Ford Motor Co. .............................................         857,016
         9,642           General Motors Corp. .......................................         491,139
        11,100           Harley-Davidson, Inc. ......................................         441,225
-----------------------------------------------------------------------------------------------------
                                                                                            2,352,661
-----------------------------------------------------------------------------------------------------
UTILITIES -- 2.5%
        13,000           The AES Corp.*..............................................         719,875
         6,669           ALLTEL Corp. ...............................................         416,396
        48,087           AT&T Corp. .................................................         832,521

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 2.5% (CONTINUED)
        24,618           BellSouth Corp. ............................................    $  1,007,799
        11,100           Dominion Resources, Inc. ...................................         743,700
        20,600           FirstEnergy Corp. ..........................................         650,188
        12,125           FPL Group, Inc. ............................................         869,969
         7,100           The Montana Power Co. ......................................         147,325
        45,246           SBC Communications Inc. ....................................       2,160,505
         7,073           The Southern Co. ...........................................         235,177
        50,352           WorldCom, Inc.*.............................................         704,935
-----------------------------------------------------------------------------------------------------
                                                                                            8,488,390
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $162,079,834)...................     190,239,585
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.1%
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
         3,924           Newfield Financial Trust, 6.500%............................         284,000
         2,000           SEI Trust, 6.250%...........................................         124,000
-----------------------------------------------------------------------------------------------------
                                                                                              408,000
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.7%
        10,000           CalEnergy Capital II, 6.250%................................         415,000
         6,000           Equity Office Properties Trust, 5.250%......................         282,750
        18,564           Equity Residential Properties Trust, 7.250%.................         462,940
        12,000           General Growth Properties, Inc., 7.250%.....................         294,000
        12,000           National Australia Bank Ltd., 7.875%........................         343,500
         6,000           Newell Financial Trust, 5.250%..............................         193,500
         9,000           Reckson Associates Realty Corp., 7.625%.....................         212,625
         2,245           Union Pacific Capital Trust, 6.250%.........................         104,954
-----------------------------------------------------------------------------------------------------
                                                                                            2,309,269
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         132,000
         4,000           Canadian National Railway Co., 5.250%.......................         181,250
-----------------------------------------------------------------------------------------------------
                                                                                              313,250
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.0%
         1,000           Tribune Co., 2.000%.........................................          86,500
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         4,000           AES Trust VII, 6.000%.......................................         272,500
         6,000           Calpine Capital Trust II, 5.500%............................         362,250
-----------------------------------------------------------------------------------------------------
                                                                                              634,750
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $3,751,531)......       3,751,769
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 14.0%
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.0%
     $ 5,000,000        A            Lowe's Cos. Inc., Notes, 8.250% due 6/1/10..................    $  5,268,750
       1,000,000        BBB-         R.J. Reynolds Tobacco Holdings, Inc., Company Guaranteed,
                                       7.750% due 5/15/06........................................         942,500
       1,000,000        BB+          Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........         605,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                        6,816,250
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.3%
       5,000,000        BBB          Nationwide Health Properties, Inc., Notes, 6.900% due
                                     10/1/37.....................................................       4,587,500
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
       3,000,000        BBB          CSX Corp., Notes, 6.950% due 5/1/27.........................       3,018,750
-----------------------------------------------------------------------------------------------------------------
MEDIA -- 1.1%
       4,000,000        BBB-         Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                                     6/15/08.....................................................       3,855,000
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 7.2%
       5,000,000        A            British Telecom PLC, Notes, 8.125% due 12/15/10.............       5,075,000
       5,000,000        BBB+         Computer Associates International, Inc., Sr. Notes, 6.375%
                                     due 4/15/05.................................................       4,625,000
       5,000,000        A-           Deutsche Telekom International Finance Inc., Bonds, 8.000%
                                     due 6/15/10.................................................       5,100,000
       5,000,000        A-           Koninklijke KPN NV, Sr. Unsubordinated Notes, 8.000% due
                                     10/1/10 (b).................................................       4,687,500
       5,000,000        A+           Verizon Global Funding Corp., Notes, 7.250% due 12/1/10
                                     (b).........................................................       5,087,505
-----------------------------------------------------------------------------------------------------------------
                                                                                                       24,575,005
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.5%
       5,000,000        AA-          BellSouth Capital Funding Corp., Debentures, 6.040% due
                                     11/15/26....................................................       4,981,250
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS & NOTES (Cost -- $47,996,903).........      47,833,755
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.7%
-----------------------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
         600,000        A-           Diamond Offshore Drilling, Inc., Sub. Notes, zero coupon due
                                     6/6/20 (b)..................................................         305,250
         300,000        BBB+         Global Marine Inc., Debentures, zero coupon due 6/23/20
                                     (b).........................................................         154,500
         175,000        A            Transocean Sedco Forex Inc., Debentures, zero coupon due
                                     5/24/20.....................................................         102,813
-----------------------------------------------------------------------------------------------------------------
                                                                                                          562,563
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 0.1%
         150,000        BBB-         AT&T Corp.-Liberty Media Group, Debentures, 4.000% due
                                     11/15/29....................................................         100,500
         150,000        BBB-         Clear Channel Communications, Inc., Unsecured Notes, 1.500%
                                     due 12/1/02.................................................         134,250
         350,000        BBB+         Cox Communications, Inc., Notes, 0.425% due 4/19/20.........         133,438
-----------------------------------------------------------------------------------------------------------------
                                                                                                          368,188
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.4%
                                     Bell Atlantic Financial Services, Bonds:
         297,000        A+           5.750% due 4/1/03 (b).......................................         290,874
         283,000        A+           4.250% due 9/15/05 (b)......................................         293,966
         253,000        BBB          Elan International Finance Ltd., Company Guaranteed, zero
                                       coupon due 12/14/18.......................................         185,639
         300,000        A-           Hellenic Finance, 2.000% due 7/15/03 (b)....................         274,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.4% (CONTINUED)
     $   200,000        A            Hutchison Whampoa International, Notes, 2.875% due 9/15/03
                                     (b).........................................................    $    204,125
         300,000        Baa3*        Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03
                                     (b).........................................................         255,938
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,504,667
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.1%
          75,000        BB-          AmeriSource Health Corp., Notes, 5.000% due 12/1/07 (b).....          88,219
         300,000        NR           Roche Holding AG, Notes, zero coupon due 1/19/15 (b)........         271,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                          359,344
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
         300,000        AA-          Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                     (b).........................................................         319,500
         300,000        BB+          Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         204,000
         124,000        BBB+         Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........          66,509
         431,000        BB+          Lennar Corp., Notes, zero coupon due 7/29/18................         238,128
         200,000        BBB+         PerkinElmer, Inc., Bonds, zero coupon due 8/7/20............         141,750
                                     Solectron Corp., Notes:
         410,000        BBB          Zero coupon due 5/8/20......................................         232,675
         190,000        BBB          Zero coupon due 11/20/20....................................          97,850
         100,000        BBB          Thermo Electron Corp., Sub. Debentures, 4.250% due 1/1/03
                                     (b).........................................................          99,375
         100,000        BBB+         Thermo Instrument Systems Inc., Company Guaranteed, 4.000%
                                     due 1/15/05.................................................          93,375
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,493,162
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.3%
         300,000        BBB          Analog Devices Inc., Notes, 4.750% due 10/1/05..............         264,750
         150,000        BB           Comverse Technology Inc., Notes, 1.500% due 12/1/05 (b).....         168,563
         400,000        A            Corning Inc., Bonds, zero coupon due 11/8/15................         285,500
         220,000        A-           ST Microelectronics NV, Notes, zero coupon due 11/16/10
                                     (b).........................................................         147,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                          865,938
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         600,000        A-           Potomac Electric Power Co., Debentures, 5.000% due 9/1/02...         586,500
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,815,528)......       5,740,362
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
       5,000,000                     PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............       5,185,477
         713,398                     Wilmington Trust, 9.250% due 1/2/07.........................         713,428
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost -- $5,712,960)........................................       5,898,905
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.9%
         345,000                     U.S. Treasury Bills, due 3/15/01............................         340,788
                                     U.S. Treasury Notes:
       7,000,000                     6.750% due 5/15/05..........................................       7,452,970
      16,151,850                     3.625% due 1/15/08..........................................      16,040,730
       6,453,360                     3.625% due 4/15/28..........................................       6,335,715

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                           SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.9% (CONTINUED)
                        U.S. Treasury Bonds:
     $10,000,000        11.750% due 2/15/10......................................................    $ 12,342,500
       4,500,000        12.000% due 8/15/13......................................................       6,354,135
      22,222,200        U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29..................      22,785,088
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $66,983,335)..................      71,651,926
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.9%
                        Federal Home Loan Mortgage Corp. (FHLMC):
          24,864        8.500% due 9/1/02........................................................          25,455
         860,866        8.000% due 9/1/04........................................................         886,418
                        Federal National Mortgage Association (FNMA):
          59,781        8.500% due 3/1/05........................................................          61,668
       2,582,578        6.000% due 1/1/13........................................................       2,549,475
         843,826        6.500% due 12/1/27.......................................................         832,485
         938,142        6.000% due 3/1/28........................................................         908,235
         158,101        6.000% due 4/1/28........................................................         153,062
         128,511        5.500% due 5/1/28........................................................         121,202
         469,598        6.000% due 5/1/28........................................................         454,627
         840,002        5.500% due 6/1/28........................................................         792,224
         401,338        6.000% due 6/1/28........................................................         388,545
         404,458        6.000% due 7/1/28........................................................         391,564
       1,018,420        5.500% due 8/1/28........................................................         960,493
       1,121,087        6.000% due 8/1/28........................................................       1,085,348
                        Government National Mortgage Association (GNMA):
         102,901        9.000% due 11/15/19......................................................         106,792
          76,684        9.500% due 1/15/20.......................................................          79,895
          62,984        9.500% due 3/15/20.......................................................          65,622
         143,925        7.500% due 5/15/23.......................................................         146,398
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $10,091,744).....................      10,009,508
-----------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $302,431,835).............................     335,125,810
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
       6,936,000        Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01; Proceeds at
                        maturity -- $6,940,547; (Fully collateralized by U.S. Treasury Notes,
                        5.250% due 8/15/03; Market value -- $7,078,823) (Cost -- $6,936,000).....       6,936,000
-----------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $309,367,835**).......................    $342,061,810
-----------------------------------------------------------------------------------------------------------------

 *   Non-income producing security.
 +   On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan &
     Co. merged to form J.P. Morgan Chase & Co.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 24 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 82.7%
-----------------------------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL -- 2.3%
$  475,000   B-           Advance Stores Co., Inc., Company Guaranteed, Series B,
                            10.250% due 4/15/08.......................................    $   358,625
    35,000   B            Diamond Triumph Auto, Company Guaranteed, 9.250% due
                            4/1/08....................................................         25,725
   400,000   BB-          Lear Corp., Sub. Notes, 8.250% due 2/1/02...................        394,000
-----------------------------------------------------------------------------------------------------
                                                                                              778,350
-----------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 0.6%
   200,000   BB+          Lennar Corp., Company Guaranteed, Series B, 9.950% due
                            5/1/10....................................................        205,000
-----------------------------------------------------------------------------------------------------
CASINO HOTELS -- 6.4%
   150,000   BB           HMH Properties, Company Guaranteed, 7.875% due 8/1/05.......        145,125
   250,000   BB           Host Marriott LP, Sr. Notes, 9.250% due 10/1/07 (b).........        250,000
    75,000   BBB-         ITT Corp., Notes, 6.750% due 11/15/05.......................         72,937
                          Mandalay Resort Group, Series B:
   200,000   BB+          Sr. Notes, 9.500% due 8/1/08................................        199,000
   100,000   BB-          Sr. Sub. Notes, 6.750% due 7/15/03..........................         92,250
   250,000   BB-          Sr. Sub. Notes, 10.250% due 8/1/07..........................        248,125
                          Park Place Entertainment, Sr. Sub. Notes:
   450,000   BB+          7.875% due 12/15/05.........................................        442,125
   150,000   BB+          8.875% due 9/15/08..........................................        152,250
                          Prime Hospitality Corp.:
    50,000   BB           First Mortgage, 9.250% due 1/15/06..........................         51,000
   175,000   B+           Sr. Sub. Notes, Series B, 9.750% due 4/1/07.................        176,750
                          Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                            Guaranteed:
   250,000   B-           12.250% due 11/15/04........................................        246,250
   100,000   CCC+         Step bond to yield 14.250% due 11/15/05.....................         98,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,173,812
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 2.2%
   150,000   BB-          Georgia Gulf Corp., Company Guaranteed, 10.375% due
                            11/1/07...................................................        141,000
   625,000   BB           Lyondell Chemical Co., Secured Notes, Series B, 9.875% due
                            5/1/07....................................................        607,812
-----------------------------------------------------------------------------------------------------
                                                                                              748,812
-----------------------------------------------------------------------------------------------------
CONTAINERS - PAPER/PLASTIC -- 0.5%
   175,000   B            Four M Corp., Sr. Notes, Series B, 12.000% due 6/1/06.......        168,875
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
   400,000   B+           Flextronics International Ltd., Sr. Sub. Notes, Series B,
                            8.750% due 10/15/07.......................................        382,000
-----------------------------------------------------------------------------------------------------
ENERGY -- 2.0%
   300,000   BB           Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....        316,500
   135,000   BBB-         PSE&G Energy Holdings, Inc., Sr. Notes, 10.000% due
                            10/1/09...................................................        143,437
   250,000   BBB-         Tuscon Electric Power Co., Collateral Trust, Series B,
                            7.500% due 8/1/08.........................................        235,937
-----------------------------------------------------------------------------------------------------
                                                                                              695,874
-----------------------------------------------------------------------------------------------------
FOOD & DRUG -- 1.1%
   250,000   B-           Archibald Candy Corp., Company Guaranteed, 10.250% due
                            7/1/04....................................................        123,750
   275,000   B-           Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        237,875
-----------------------------------------------------------------------------------------------------
                                                                                              361,625
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FORESTRY -- 0.7%
$  300,000   B+           Millar Western Forest Products, Sr. Notes, 9.875% due
                            5/15/08...................................................    $   238,500
-----------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 5.6%
   500,000   B-           Bally Total Fitness Holding Corp., Sr. Sub. Notes, Series D,
                            9.875% due 10/15/07.......................................        466,250
   400,000   BB+          Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                            12/15/05..................................................        399,000
   400,000   B            Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                            4/15/09...................................................        356,000
   525,000   B+           Station Casinos, Inc., Sr. Sub. Notes, 10.125% due
                            3/15/06...................................................        546,000
   200,000   B-           Trump Atlantic City Associate Funding, Inc., Company
                            Guaranteed, 11.250% due 5/1/06............................        132,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,899,250
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.6%
                          HCA - The Healthcare Corp., Notes:
   350,000   BB+          7.000% due 7/1/07...........................................        332,062
   200,000   BB+          8.750% due 9/1/10...........................................        211,500
   350,000   BB+          HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08
                            (b).......................................................        367,938
   300,000   BB+          Tenet Healthcare Corp., Sr. Notes, Series B, 9.250% due
                            9/1/10....................................................        327,375
-----------------------------------------------------------------------------------------------------
                                                                                            1,238,875
-----------------------------------------------------------------------------------------------------
HOUSING -- 2.0%
   375,000   B-           Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due
                            5/1/09....................................................        292,500
   400,000   BB-          Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                            4/1/08....................................................        371,000
-----------------------------------------------------------------------------------------------------
                                                                                              663,500
-----------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 1.0%
                          Viasystems Group, Inc., Sr. Sub. Notes:
   225,000   B            9.750% due 6/1/07...........................................        179,438
   200,000   B            Series B, 9.750% due 6/1/07.................................        159,500
-----------------------------------------------------------------------------------------------------
                                                                                              338,938
-----------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.5%
   350,000   B+           American Axle & Manufacturing Holdings, Inc., Company
                            Guaranteed, 9.750% due 3/1/09.............................        297,500
   500,000   B            BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                            1/15/09...................................................        437,500
   200,000   B-           Cherokee International LLC, Sr. Sub. Notes, Series B,
                            10.500% due 5/1/09........................................        174,500
   300,000   B-           TransDigm Inc., Company Guaranteed, 10.375% due 12/1/08.....        271,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,181,000
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 12.6%
                          Adelphia Communications Corp., Sr. Notes, Series B:
   100,000   B2*          8.125% due 7/15/03..........................................         93,500
   475,000   B+           8.375% due 2/1/08...........................................        410,875
    50,900   NR           AMFM Inc., Debentures, 12.625% due 10/31/06.................         56,626
   250,000   BBB-         Chancellor Media Corp., Company Guaranteed, 8.000% due
                            11/1/08...................................................        252,188
   150,000   B-           Citadel Broadcasting Corp., Sr. Sub. Notes, 10.250% due
                            7/1/07....................................................        152,250
   400,000   B            Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07
                            (b).......................................................        395,000
   300,000   B+           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............        292,500
   375,000   B-           Paxson Communications Corp., Sr. Sub. Notes, 11.625% due
                            10/1/02...................................................        380,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 12.6% (CONTINUED)
$  500,000   CCC+         Pegasus Media & Communications Corp., Sr. Sub. Notes, Series
                            B, 12.500% due 7/1/05.....................................    $   505,000
   200,000   B-           Phoenix Color Corp., Company Guaranteed, 10.375% due
                            2/1/09....................................................        143,000
   350,000   B            Sinclair Broadcast Group, Inc., Sr. Sub. Notes, 10.000% due
                            9/30/05...................................................        341,250
                          Telewest Communications PLC:
   650,000   B+           Debentures, step bond to yield 11.000% due 10/1/07..........        581,750
   225,000   B+           Sr. Discount Notes, step bond to yield 9.250% due 4/15/09...        106,313
   375,000   B-           T/SF Communications Corp., Company Guaranteed, Series B,
                            10.375% due 11/1/07.......................................        313,125
   300,000   B-           United International Holdings Inc., Sr. Discount Notes,
                            Series B, step bond to yield 10.750% due 2/15/08..........        124,500
   200,000   B            United Pan-Europe Communications NV, Sr. Notes, Series B,
                            11.250% due 2/1/10........................................        130,000
-----------------------------------------------------------------------------------------------------
                                                                                            4,278,502
-----------------------------------------------------------------------------------------------------
METALS/MINERALS -- 1.2%
   500,000   B            Diamond Holdings PLC, Company Guaranteed, 9.125% due
                            2/1/08....................................................        410,000
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 1.7%
   125,000   B            Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10...........        113,125
   125,000   B            Polymer Group, Inc., Company Guaranteed, Series B, 9.000%
                            due 7/1/07................................................         83,125
   150,000   CCC+         Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........        100,500
   225,000   B-           Tekni-Plex, Inc., Company Guaranteed, Series B, 12.750% due
                            6/15/10 (b)...............................................        181,125
   250,000   B            Venture Holdings Trust, Sr. Notes, Series B, 9.500% due
                            7/1/05....................................................        102,500
-----------------------------------------------------------------------------------------------------
                                                                                              580,375
-----------------------------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
   275,000   B+           Allied Waste North America Co., Company Guaranteed, Series
                            B, 10.000% due 8/1/09.....................................        260,562
-----------------------------------------------------------------------------------------------------
OIL & GAS DRILLING -- 4.5%
   225,000   CCC-         Belden & Blake Corp., Company Guaranteed, Series B, 9.875%
                            due 6/15/07...............................................        195,750
                          Cross Timbers Oil Co., Sr. Sub. Notes, Series B:
   125,000   B+           9.250% due 4/1/07...........................................        128,438
   450,000   B+           8.750% due 11/1/09..........................................        459,000
   100,000   B+           Nuevo Energy Co., Sr. Sub. Notes, 9.375% due 10/1/10 (b)....        100,750
                          R&B Falcon Corp., Sr. Notes, Series B:
   150,000   B+           6.500% due 4/15/03..........................................        143,250
    50,000   B+           6.750% due 4/15/05..........................................         47,250
   200,000   B-           Range Resources Corp., Company Guaranteed, 8.750% due
                            1/15/07...................................................        189,500
   250,000   BB-          Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........        254,063
-----------------------------------------------------------------------------------------------------
                                                                                            1,518,001
-----------------------------------------------------------------------------------------------------
PUBLISHING - PERIODICALS -- 0.8%
   350,000   B-           Ziff Davis Media Inc., Sr. Sub. Notes, 12.000% due 7/15/10
                            (b).......................................................        276,500
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL -- 4.4%
$  390,000   B            Advance Glassfiber Yarns Inc., Sr. Sub. Notes, 9.875% due
                            1/15/09...................................................    $   313,950
   575,000   CCC+         J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                            10/15/07..................................................        497,375
   250,000   BB-          Levi Strauss & Co., Notes, 6.800% due 11/1/03...............        216,250
   300,000   B            Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......        283,500
   300,000   BB+          Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........        181,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,492,575
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.2%
   425,000   BB-          Amkor Technology, Inc., Sr. Notes, 9.250% due 5/1/06........        402,687
-----------------------------------------------------------------------------------------------------
SERVICES -- 3.0%
   325,000   B-           Advance Holding Corp., Debentures, Series B, step bond to
                            yield 12.875% due 4/15/09.................................        112,125
   525,000   B            AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        496,125
   310,896   CCC-         FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                            7/15/04...................................................        108,813
   125,000   BB+          Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05.........        128,125
   225,000   B-           Williams Scotsman, Inc., Company Guaranteed, 9.875% due
                            6/1/07....................................................        178,875
-----------------------------------------------------------------------------------------------------
                                                                                            1,024,063
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.7%
   425,000   B-           Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                            12/15/08..................................................        401,625
 1,000,000   B+           Charter Communications Holdings LLC, Sr. Discount Notes,
                            step bond to yield 9.920% due 4/1/11......................        582,500
                          Classic Cable Inc., Company Guaranteed:
   125,000   CCC+         10.500% due 3/1/10..........................................         56,875
   275,000   CCC+         Series B, 9.375% due 8/1/09.................................        125,125
   300,000   B            Dobson Communications Corp., Sr. Notes, 10.875% due
                            7/1/10....................................................        297,000
   400,000   B            Exodus Communications, Inc., Sr. Notes, 10.750% due
                            12/15/09..................................................        346,000
   450,000   BB           Global Crossing Holdings Ltd., Company Guaranteed, 9.500%
                            due 11/15/09..............................................        427,500
   225,000   CCC          Horizon PCS Inc., Units, step bond to yield 14.000% due
                            10/1/10...................................................         93,375
   200,000   B+           Insight Midwest, Sr. Notes, 10.500% due 11/1/10 (b).........        208,500
   375,000   B+           McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...............        323,438
   850,000   B            Nextel Communications, Inc., Sr. Notes, 9.375% due 11/15/09
                            (c).......................................................        794,750
   450,000   B            NTL Inc., Sr. Notes, Series B, step bond to yield 9.750% due
                            4/1/08....................................................        248,625
   250,000   BBB+         Qwest Communications Corp., Sr. Discount Notes, Series B,
                            step bond to yield 8.290% due 2/1/08......................        218,437
   350,000   B-           VoiceStream Wireless Corp., Sr. Notes, 10.375% due
                            11/15/09..................................................        376,688
   100,000   B+           Williams Communications Group, Inc., Sr. Notes, 11.700% due
                            8/1/08....................................................         80,500
   300,000   B-           Winstar Communications, Inc., Sr. Discount Notes, step bond
                            to yield 14.750% due 4/15/10..............................         85,500
-----------------------------------------------------------------------------------------------------
                                                                                            4,666,438
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TEXTILES -- 4.2%
$  600,000   B+           Avondale Mills, Inc., Company Guaranteed, 10.250% due
                            5/1/06....................................................    $   561,000
   150,000   B            Dan River Inc., Sr. Sub. Notes, 10.125% due 12/15/03........        116,250
   300,000   B-           Supreme International Corp., Company Guaranteed, Series B,
                            12.250% due 4/1/06........................................        246,000
   275,000   B-           Tropical Sportswear International Corp., Company Guaranteed,
                            Series A, 11.000% due 6/15/08.............................        235,125
   350,000   BB-          Westpoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05.......        262,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,420,875
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
   325,000   B            Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............        336,375
   375,000   B-           Pacer International, Inc., Company Guaranteed, Series B,
                            11.750% due 6/1/07........................................        354,375
-----------------------------------------------------------------------------------------------------
                                                                                              690,750
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES (Cost -- $30,347,567).........     28,095,739
-----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND -- 0.2%
SEMICONDUCTOR EQUIPMENT -- 0.2%
   100,000   B            Amkor Technology, Inc., 5.000% due 3/15/07
                            (Cost -- $83,630).........................................         66,625
-----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BOND -- 0.7%
TRANSPORTATION SERVICES -- 0.7%
   250,000   B            CHC Helicopter Corp., 11.750% due 7/15/07
                            (Cost -- $234,312)........................................        248,808
-----------------------------------------------------------------------------------------------------
    SHARES                SECURITY                                                              VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.5%
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
     3,500                Eagle-Picher Industries, Inc., 11.750% Exchangeable
                            3/1/08....................................................         57,313
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
     9,494                Viasystems Group, Inc., Series B, 8.000%*...................        170,903
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
       150                Broadwing Communications, Corp., 12.500%....................        144,000
     5,500                Global Crossing Holdings Ltd., 10.500%......................        485,375
-----------------------------------------------------------------------------------------------------
                                                                                              629,375
-----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $1,030,204)..................        857,591
-----------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
       125                Jostens, Inc., Expires 5/1/10* (Cost -- $2,479).............          2,515
-----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $31,698,192).................     29,271,278
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                    SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
$4,718,000             CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                         maturity -- $4,721,145;
                       (Fully collateralized by U.S. Treasury Notes, 6.625% due
                         6/30/01;
                       Market value -- $4,812,826) (Cost -- $4,718,000)............    $ 4,718,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $36,416,192**)...........    $33,989,278
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is segregated for open forward foreign currency contracts.
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 24 for definitions of ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S     BONDS & NOTES
-------------------------------------------------
   BBB                Baa             3.3%
    BB                Ba             25.4
    B                  B             64.8
   CCC                Caa             6.3
    NR                NR              0.2
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 63.7%
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.8%
     534,040   Coca-Cola Co. ..............................................  $   32,543,063
-------------------------------------------------------------------------------------------
BROADCASTING -- 1.2%
      77,475   Infinity Broadcasting Corp.*................................       2,164,458
     429,015   Viacom Inc., Class B Shares*................................      20,056,451
-------------------------------------------------------------------------------------------
                                                                                 22,220,909
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.8%
     597,970   Nextel Communications, Inc.*................................      14,799,758
-------------------------------------------------------------------------------------------
COMPUTERS -- 2.0%
   1,276,323   Palm, Inc.*.................................................      36,135,895
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.9%
   1,754,487   General Electric Co. .......................................      84,105,721
   1,080,580   Time Warner Inc. ...........................................      56,449,499
-------------------------------------------------------------------------------------------
                                                                                140,555,220
-------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE -- 2.3%
      67,899   MedImmune, Inc.*............................................       3,237,934
     841,565   Pfizer Inc. ................................................      38,711,990
-------------------------------------------------------------------------------------------
                                                                                 41,949,924
-------------------------------------------------------------------------------------------
ELECTRONICS -- 7.9%
     702,720   EMC Corp.*..................................................      46,730,880
   1,266,420   General Motors Corp., Class H Shares*.......................      29,127,660
   1,399,915   Texas Instruments Inc. .....................................      66,320,973
-------------------------------------------------------------------------------------------
                                                                                142,179,513
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc.*................................               8
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.6%
   2,171,760   Charles Schwab Corp. .......................................      61,623,690
   1,400,000   Morgan Stanley Dean Witter & Co. ...........................     110,950,000
-------------------------------------------------------------------------------------------
                                                                                172,573,690
-------------------------------------------------------------------------------------------
INSURANCE -- 2.9%
     532,786   American International Group, Inc. .........................      52,512,757
-------------------------------------------------------------------------------------------
INTERNET -- 8.0%
   1,857,200   America Online, Inc.*.......................................      64,630,560
   2,032,980   Cisco Systems, Inc.*........................................      77,761,484
-------------------------------------------------------------------------------------------
                                                                                142,392,044
-------------------------------------------------------------------------------------------
RETAIL -- 1.4%
     560,107   Home Depot, Inc. ...........................................      25,589,911
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
SOFTWARE -- 7.7%
     445,900   Intuit Inc.*................................................  $   17,585,181
   1,363,920   VERITAS Software Corp.*.....................................     119,343,000
-------------------------------------------------------------------------------------------
                                                                                136,928,181
-------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.1%
     372,780   Corning Inc. ...............................................      19,687,444
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1%
     617,765   Level 3 Communications, Inc.*...............................      20,270,414
   2,956,160   Nokia Oyj, Sponsored ADR....................................     128,592,960
     292,205   Telefonos de Mexico SA de CV................................      13,185,751
-------------------------------------------------------------------------------------------
                                                                                162,049,125
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $719,011,422)...................   1,142,117,442
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 11.2%
 200,000,000   Federal Home Loan Mortgage Corp. (FHLMC), Discount Note,
                 6.200% due 1/5/01 (Cost -- $199,793,333)..................     199,793,333
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $918,804,755)................   1,341,910,775
-------------------------------------------------------------------------------------------
                                           FACE
                                         SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 25.1%
$200,000,000   Chase Manhattan Corp., 5.700% due 1/2/01; Proceeds at
                 maturity -- $200,126,667; (Fully collateralized by U.S.
                 Treasury Bonds, 7.500% to 8.125% due 11/15/16 to 8/15/19;
                 Market value -- $204,000,937).............................     200,000,000
 249,000,000   Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01;
                 Proceeds at maturity -- $249,163,233; (Fully
                 collateralized by U.S. Treasury Notes, 6.250% due 7/31/02;
                 Market value -- $253,987,100).............................     249,000,000
-------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $449,000,000)..........     449,000,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,367,804,755**)........  $1,790,910,775
-------------------------------------------------------------------------------------------

 * Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             MONEY MARKET PORTFOLIO

        FACE                                                                            ANNUALIZED
       AMOUNT                                     SECURITY                                YIELD          VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 89.9%
     $6,500,000         Alcoa Inc. mature 1/18/01 to 1/23/01........................  6.58% to 6.68%  $  6,475,487
      6,500,000         American Express Credit Corp. matures 2/8/01................       6.50          6,455,883
      6,000,000         Asset Securitization Corp. matures 1/24/01..................       6.66          5,974,815
      6,500,000         Boeing Capital Corp. matures 1/5/01.........................       6.54          6,495,291
      6,500,000         The Coca-Cola Co. matures 1/16/01...........................       6.62          6,482,260
      6,500,000         Ford Motor Credit Corp. matures 1/8/01......................       6.62          6,491,721
      5,000,000         France Telecommunications matures 2/5/01....................       6.63          4,968,305
      6,500,000         Gannet Corp. matures 1/11/01................................       6.61          6,488,192
      6,500,000         General Electric Capital Corp. matures 1/5/01...............       6.57          6,495,276
      6,700,000         Household Finance Corp. matures 1/2/01......................       6.60          6,698,772
      6,700,000         J.P. Morgan & Co. matures 1/2/01+...........................       6.55          6,698,781
      7,000,000         Morgan Stanley Dean Witter & Co. matures 1/18/01............       6.57          6,978,414
      6,500,000         New Castle Corp. matures 1/19/01............................       6.50          6,479,001
      6,500,000         Pfizer Inc. matures 1/17/01.................................       6.55          6,481,223
      6,000,000         Preferred Receivable Funding matures 1/26/01................       6.69          5,972,417
      6,700,000         Sherwin Williams Corp. matures 1/12/01......................       6.55          6,686,632
      6,205,000         Tampa Electric Corp. matures 1/2/01.........................       6.48          6,203,883
      5,000,000         Tribune Corp. matures 2/12/01...............................       6.62          4,962,025
      6,500,000         Verizon Global Funding matures 1/16/01......................       6.60          6,482,342
      6,500,000         Vodafone Air PLC matures 1/24/01............................       6.58          6,472,841
      6,000,000         Windmill Funding Corp. matures 1/6/01.......................       6.66          5,983,500
------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $132,427,061)...............                   132,427,061
------------------------------------------------------------------------------------------------------------------
      MEDIUM-TERM NOTES -- 6.8%
      5,000,000         General Motors Acceptance Corp. matures 12/17/01............       6.55          5,009,248
      5,000,000         Merrill Lynch & Co. matures 9/13/01.........................       6.59          5,000,853
------------------------------------------------------------------------------------------------------------------
                        TOTAL MEDIUM-TERM NOTES (Cost -- $10,010,101)...............                    10,010,101
------------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $142,437,162)................                   142,437,162
------------------------------------------------------------------------------------------------------------------
      REPURCHASE AGREEMENT -- 3.3%
      4,902,000         CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                          maturity -- $4,905,266; (Fully collateralized by U.S.
                          Treasury Notes, 6.625% due 6/30/01; Market
                          value -- $5,000,486) (Cost -- $4,902,000).................                     4,902,000
------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $147,339,162**)..........                  $147,339,162
------------------------------------------------------------------------------------------------------------------

 + On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $302,431,835   $31,698,192   $  918,804,755   $142,437,162
  Repurchase agreements, at cost.................     6,936,000     4,718,000      449,000,000      4,902,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $335,125,810   $29,271,278   $1,341,910,775   $142,437,162
  Repurchase agreements, at value................     6,936,000     4,718,000      449,000,000      4,902,000
  Cash...........................................           333         1,902          982,517            691
  Dividends and interest receivable..............     1,932,071       739,509          420,952         33,611
  Receivable for securities sold.................       836,170        13,437        8,695,836             --
  Receivable for Fund shares sold................            --         8,119           30,325             --
  Receivable from affiliate......................            --            --               --         71,197
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   344,830,384    34,752,245    1,801,040,405    147,444,661
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............     1,493,385            --        1,317,470             --
  Payable for Fund shares purchased..............       180,013            --          870,020             --
  Investment advisory fee payable................       135,529        13,386        1,124,917         38,251
  Payable to broker -- variation margin..........        90,340            --               --             --
  Administration fee payable.....................        16,299         1,606           89,516          7,441
  Payable for open forward foreign currency
     contracts (Note 7)..........................            --        18,804               --             --
  Dividends payable..............................            --            --               --        245,396
  Accrued expenses...............................        80,892        40,699          196,084         36,498
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     1,996,458        74,495        3,598,007        327,586
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $342,833,926   $34,677,750   $1,797,442,398   $147,117,075
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $282,954,406   $36,566,530   $1,409,115,072   $147,117,075
  Undistributed net investment income............     8,531,235     2,823,838        6,831,093             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    18,823,129    (2,263,814)     (41,615,373)            --
  Net unrealized appreciation (depreciation) of
     investments, futures contracts and foreign
     currencies..................................    32,525,156    (2,448,804)     423,111,606             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $342,833,926   $34,677,750   $1,797,442,398   $147,117,075
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    19,110,882     3,953,773       21,917,921    147,117,075
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $17.94         $8.77           $82.01          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  8,167,784   $ 2,987,193   $  19,726,127   $7,731,400
  Dividends.........................................     2,406,314        62,438       4,375,792           --
  Less: Foreign withholding tax.....................        (9,820)           --        (194,719)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................    10,564,278     3,049,631      23,907,200    7,731,400
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)..................     1,723,390       158,785      15,845,307      389,257
  Administration fee (Note 3).......................       206,807        19,054       1,267,625       72,241
  Audit and legal...................................        29,917        32,340          56,376       20,051
  Custody...........................................        23,841        12,426          88,821       13,473
  Shareholder communications........................        21,826         9,944         160,571        6,669
  Shareholder and system servicing fees.............        14,904        16,921          15,710       16,109
  Pricing service fees..............................         5,973         9,417              --           --
  Trustees' fees....................................         3,978         3,969           3,979        4,199
  Registration fees.................................            --            --          33,800           --
  Other.............................................         1,989         1,964           6,055        5,696
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     2,032,625       264,820      17,478,244      527,695
  Less: Expense reimbursement.......................            --            --              --      (47,023)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     2,032,625       264,820      17,478,244      480,672
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     8,531,653     2,784,811       6,428,956    7,250,728
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 6
AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................    18,092,468      (959,714)    (31,205,148)      (1,418)
     Futures contracts..............................       518,893            --              --           --
     Foreign currency transactions..................            --        39,038          66,956           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................    18,611,361      (920,676)    (31,138,192)      (1,418)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures Contracts
  and Foreign Currencies:
     Beginning of year..............................    65,550,577      (836,216)    905,748,863           --
     End of year....................................    32,525,156    (2,448,804)    423,111,606           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)....................................   (33,025,421)   (1,612,588)   (482,637,257)          --
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................   (14,414,060)   (2,533,264)   (513,775,449)      (1,418)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $ (5,882,407)  $   251,547   $(507,346,493)  $7,249,310
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  8,531,653   $ 2,784,811   $    6,428,956   $   7,250,728
  Net realized gain (loss)......................    18,611,361      (920,676)     (31,138,192)         (1,418)
  Change in net unrealized appreciation
     (depreciation).............................   (33,025,421)   (1,612,588)    (482,637,257)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (5,882,407)      251,547     (507,346,493)      7,249,310
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (6,657,915)   (2,577,225)        (753,754)     (7,249,310)
  Net realized gains............................   (40,976,346)           --      (76,132,705)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,459)     (7,249,310)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..............    28,254,932     9,771,762      460,465,288     936,232,989
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,459       7,258,897
  Cost of shares reacquired.....................   (18,976,553)   (5,662,151)     (70,837,568)   (916,344,695)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    56,912,640     6,686,836      466,514,179      27,147,191
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     3,395,972     4,361,158     (117,718,773)     27,147,191
NET ASSETS:
  Beginning of year.............................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $342,833,926   $34,677,750   $1,797,442,398   $ 147,117,075
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $8,531,235    $2,823,838       $6,831,093              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED
 DECEMBER 31, 1999

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  6,636,925   $ 2,585,031   $      915,746   $   3,230,152
  Net realized gain (loss)......................    40,472,567      (471,386)      66,040,552            (256)
  Change in net unrealized appreciation
     (depreciation).............................    (5,721,663)     (884,302)     540,542,954              --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS........    41,387,829     1,229,343      607,499,252       3,229,896
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (5,732,184)   (2,318,362)      (1,059,153)     (3,229,896)
  Net realized gains............................   (17,063,313)           --      (30,268,189)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (22,795,497)   (2,318,362)     (31,327,342)     (3,229,896)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..............    33,514,225     7,595,331      470,330,702     388,474,577
  Net asset value of shares issued for
     reinvestment of dividends..................    22,795,497     2,318,362       31,327,342       3,049,209
  Cost of shares reacquired.....................   (11,645,774)   (6,596,523)     (53,529,706)   (313,623,231)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    44,663,948     3,317,170      448,128,338      77,900,555
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    63,256,280     2,228,151    1,024,300,248      77,900,555
NET ASSETS:
  Beginning of year.............................   276,181,674    28,088,441      890,860,923      42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $339,437,954   $30,316,592   $1,915,161,171   $ 119,969,884
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $6,657,380    $2,577,214         $752,718              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $47,677 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and advisor to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Travelers Insurance reimbursed expenses of $47,023 for MMP.

     For the year ended December 31, 2000, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $22,800.

     One Trustee and all officers of the Funds are employees of Citigroup or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
=======================================================================================================
Purchases...................................................  $203,987,942   $27,746,248   $523,467,434
-------------------------------------------------------------------------------------------------------
Sales.......................................................   188,528,234    19,841,286    563,184,585
=======================================================================================================


     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
=======================================================================================================
Gross unrealized appreciation...............................  $ 47,719,712   $  354,536    $507,858,386
Gross unrealized depreciation...............................   (15,025,737)  (2,781,450)    (84,752,366)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 32,693,975   $(2,426,914)  $423,106,020
=======================================================================================================

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, MAT had purchased one financial futures contract on the Standard & Poor's 500 Index expiring in March 2001. The basis value of the contract was $8,512,569. The market value of the contract on December 31, 2000, was $8,343,750, resulting in an unrealized loss of $168,819.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     HYBT may enter into forward foreign currency contracts.

     At December 31, 2000, HYBT had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

HIGH YIELD BOND TRUST

                                                        LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                       CURRENCY     VALUE         DATE          LOSS
========================================================================================================
TO SELL:
Euro.................................................  247,063     $232,884       4/6/01      $(18,804)
========================================================================================================

     8.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Funds held no purchased call or put option contracts.

     9.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, the Funds held no TBA securities.

     10.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, HYBT, CAF and MMP had, for Federal income tax purposes, approximately $1,854,000, $41,615,000 and $1,358, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

 FUND                                       2001      2002       2004     2005   2006     2007        2008
==============================================================================================================
High Yield Bond Trust...................  $134,500   $37,500   $343,000    --      --   $142,000   $ 1,197,000
Capital Appreciation Fund...............        --        --         --    --      --         --    41,615,000
Money Market Portfolio..................        --        --         --   $72    $215        256           815
==============================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2000   DECEMBER 31, 1999
===================================================================================================
MANAGED ASSETS TRUST
Shares sold.................................................       1,445,154           1,654,617
Share issued on reinvestment................................       2,556,858           1,187,265
Shares reacquired...........................................        (964,060)           (581,353)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,037,952           2,260,529
===================================================================================================
HIGH YIELD BOND TRUST
Shares sold.................................................       1,076,429             776,247
Shares issued on reinvestment...............................         292,866             245,327
Shares reacquired...........................................        (616,716)           (671,120)
---------------------------------------------------------------------------------------------------
Net Increase................................................         752,579             350,454
===================================================================================================
CAPITAL APPRECIATION FUND
Shares sold.................................................       4,294,198           5,582,389
Share issued on reinvestment................................         739,364             400,399
Shares reacquired...........................................        (718,555)           (626,790)
---------------------------------------------------------------------------------------------------
Net Increase................................................       4,315,007           5,355,998
===================================================================================================
MONEY MARKET PORTFOLIO
Shares sold.................................................     936,232,989         388,474,577
Share issued on reinvestment................................       7,258,897           3,049,209
Shares reacquired...........................................    (916,344,695)       (313,623,231)
---------------------------------------------------------------------------------------------------
Net Increase................................................      27,147,191          77,900,555
===================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

MANAGED ASSETS TRUST                           2000(1)         1999          1998          1997          1996
===============================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR...........    $21.12        $19.99        $17.65        $14.98        $15.50
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................      0.48          0.39          0.41          0.48          0.46
  Net realized and unrealized gain (loss)....     (0.71)         2.30          3.27          2.70          1.50
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     (0.23)         2.69          3.68          3.18          1.96
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income......................     (0.41)        (0.39)        (0.47)        (0.12)        (0.89)
  Net realized gains.........................     (2.54)        (1.17)        (0.87)        (0.39)        (1.59)
---------------------------------------------------------------------------------------------------------------
Total Distributions..........................     (2.95)        (1.56)        (1.34)        (0.51)        (2.48)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................    $17.94        $21.12        $19.99        $17.65        $14.98
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................     (1.62)%       14.22%        21.44%        21.31%        13.78%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............  $342,834      $339,438      $276,182      $223,870      $188,610
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)................................      0.59%         0.60%         0.60%         0.63%         0.58%
  Net investment income......................      2.47          2.17          2.30          2.91          3.51
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................        56%           51%           74%           90%          108%
===============================================================================================================

HIGH YIELD BOND TRUST                          2000(1)         1999          1998          1997          1996
===============================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR...........     $9.47         $9.85         $9.89         $8.49         $9.00
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................      0.79          0.81          0.77          0.76          0.91
  Net realized and unrealized gain (loss)....     (0.70)        (0.38)        (0.13)         0.65          0.41
---------------------------------------------------------------------------------------------------------------
Total Income From Operations.................      0.09          0.43          0.64          1.41          1.32
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income......................     (0.79)        (0.81)        (0.68)        (0.01)        (1.83)
---------------------------------------------------------------------------------------------------------------
Total Distributions..........................     (0.79)        (0.81)        (0.68)        (0.01)        (1.83)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................     $8.77         $9.47         $9.85         $9.89         $8.49
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................      0.97%         4.42%         6.56%        16.56%        16.05%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............   $34,678       $30,317       $28,088       $25,272       $17,291
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)................................      0.83%         0.81%         0.82%         0.84%         0.97%
  Net investment income......................      8.74          8.85          8.42          9.04         11.01
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................        80%          112%          147%          137%           84%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

CAPITAL APPRECIATION FUND                          2000                         1999           1998            1997        1996
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR............     $108.80                       $72.74        $46.32        $36.72        $33.18
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................        0.29                         0.04          0.06          0.19          0.23
  Net realized and unrealized gain (loss).....      (23.29)                       38.08         28.07          9.41          8.49
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........      (23.00)                       38.12         28.13          9.60          8.72
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(1)
  Net investment income.......................       (0.04)                       (0.07)        (0.18)           --         (0.41)
  Net realized gains..........................       (3.75)                       (1.99)        (1.53)        (0.00)*       (4.77)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions...........................       (3.79)                       (2.06)        (1.71)        (0.00)*       (5.18)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $82.01                      $108.80        $72.74        $46.32        $36.72
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      (21.88)%                      53.52%        61.63%        26.14%        28.21%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............      $1,797                       $1,915          $891          $408          $224
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).................................        0.83%                        0.83%         0.85%         0.84%         0.83%
  Net investment income.......................        0.30                         0.07          0.18          0.54          0.69
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................          30%                          37%           53%           89%           84%
=================================================================================================================================

MONEY MARKET PORTFOLIO                             2000                         1999           1998            1997        1996
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR............       $1.00                        $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(3)......................       0.060                        0.049         0.049         0.049        0.0412
Distributions from net investment income......      (0.060)                      (0.049)       (0.049)       (0.049)      (0.0412)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $1.00                        $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................        6.18%                        4.96%         5.08%         5.03%         4.20%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $147,117                     $119,970       $42,069       $13,494        $3,543
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)..............................        0.40%                        0.37%         0.65%         0.57%         0.78%
  Net investment income.......................        6.04                         4.96          5.37          5.03          3.72
=================================================================================================================================

(1) Distributions from realized gains include both net realized short-term and long-term capital gains.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(3) Travelers Insurance reimbursed Money Market Portfolio for $47,023, $85,612, $31,300 and $43,376 in expenses for the years ended December 31, 2000, 1999, 1997, and 1996, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.44%, 0.50%, 1.39% and 1.71%, respectively.

(4) For the years ended December 31, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             [KPMG LOGO]

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Managed Assets Trust...................................  25.89%
     Capital Appreciation Fund..............................  99.93

     - Total long-term capital gain distributions paid:

     Managed Assets Trust...................................  $38,162,998
     Capital Appreciation Fund..............................   76,132,705

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Managed Assets Trust........................................  22.27%
Capital Appreciation Fund...................................   0.18

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor who is primarily concerned with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the U.S., its agencies and instrumentalities.

For the year ended December 31, 2000, the Portfolio returned 14.53%. In comparison, the Lehman Brothers Government Bond Index(1) returned 13.24% for the same period. Past performance is not indicative of future results.

The period started with a market neutral-view of the Federal Reserve Board ("Fed"), however, by December, the bond market was pricing in several Fed interest rate eases. Shortly after the period ended, the Fed did reduce rates by 50 basis points.(2) There was still surprise in the move as the market had not anticipated any decision by the Fed until the Federal Open Market Committee ("FOMC")(3) meeting January 31, 2001.(4)

The low point on the U.S. Treasury yield curve(5) moved from the 10-year U.S. Treasury bond when the fourth quarter began, to the 5-year U.S. Treasury note as the fourth quarter ended. The whole yield curve rallied with the 2-year and 5-year notes rallying by 88 basis points and the longer-term U.S. Treasuries only rallying by 43 basis points. As of year-end, although the 2-year U.S. Treasury note was slightly higher in yield than the 5-year U.S. Treasury note, the 2-year Treasury note was lower yielding than the 10-year U.S. Treasury bond, so the perception is the yield curve inversion(6) appears to be over.

The U.S. economy slowed in the third quarter of 2000 to a 2.2% growth in Gross Domestic Product ("GDP"),(7) and seemed to become even weaker in the fourth quarter. Job creation for the fourth quarter averaged only 100,000 per month. Consumer spending increased only 0.2% and 0.3% in October and November 2000. The early read on Christmas sales was weak. The Fed saw this and other economic data and moved quickly to help the quickly weakening economy with the rate ease.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services.

For the year ended December 31, 2000, the Portfolio returned a negative 0.49%. In comparison, the Standard and Poor's 500 Index ("S&P 500")(8) returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The manager was pleased that the Portfolio posted a positive return for the first nine months through September 30, 2000 when the overall market was down slightly. The manager was also pleased that the Portfolio declined only slightly during the fourth quarter of 2000 when most major broad indices dramatically declined.

---------------

(1) The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.

(2) A basis point is 0.01% or one one-hundredth of a percent.

(3) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(4) On January 31, 2001, after the commentary was written the Fed cut interest rates an additional 50 basis points.

(5) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(6) An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.

(7) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

(8) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio continued to experience positive cash inflows, with total assets increasing from $68.6 million as of December 31, 1999 to approximately $81.2 million as of December 31, 2000, despite a flat investment return. As the stock market retreated sharply in the second half of 2000, during that period, the manager increased his investment activity, employing some of the cash reserves that were building through inflows. Whereas in the first six months of the period the manager's buy and sell activity was almost evenly split (47 buy trades and 39 sell tickets), the manager emphasized the buy side (153 versus 30) in the last half of the period.

Yet, those numbers somewhat exaggerate the facts, since the manager did numerous trades in several sectors in August, October and again in November 2000. But there is no denying the manager's preference to buy into the weakness, rather than chasing earlier strength. The Portfolio ended the year with more money at work in fewer individual stocks (76 versus 86 a year earlier). And while the past is no guarantee of future results, the manager's commitment to "Old Economy" stocks paid off in spades in the second half of the period, with the best relative performance coming from companies such as:

     - SYSCO CORP. -- Engaged in the marketing and distribution of a wide range of food and food related products to the foodservice or 'food-prepared-away-from-home' industry;

     - ALCOA INC. -- The world's leading producer of primary aluminum, fabricated aluminum and a major participant in all segments of the industry: mining, refining, smelting, fabricating and recycling;

     - KIMBERLY-CLARK CORP. -- A company that creates quality products, born of continual innovation and technology leadership. The company is focused on three global businesses: tissue, personal care and health care;

     - BRINKER INTERNATIONAL, INC. -- Engaged in the ownership, operation, development & franchising of restaurants including Chili's Grill & Bar, Romano's Macaroni Grill, On The Border Mexican Grill & Cantina, Cozymel's Coastal Mexican Grill, Maggiano's Little Italy and Corner Bakery Cafe;

     - MERCK & CO., INC. -- A global research-driven pharmaceutical company that discovers, develops, manufactures and markets a broad range of human and animal health products, and that provides pharmaceutical benefit services through Merck-Medco Managed Care LLC;

     - SCHERING-PLOUGH CORP. -- A holding company whose subsidiaries are engaged in the discovery, development, manufacturing and marketing of pharmaceutical products worldwide;

     - SOUTHWEST AIRLINES CO. -- Major domestic airline that provides primarily high-frequency, point-to-point and low-fare service;

     - THE KROGER CO. -- One of the largest grocery retailers in the United States. The company also manufactures and processes food for sale by its supermarkets and operates retail drug stores, multi-department stores, jewelry stores and convenience stores in the Midwest, South and West; and

     - TENET HEALTHCARE CORP. -- An investor-owned health care services company that owns or operates, through its subsidiaries and affiliates, general hospitals and related health care facilities and holds investments in other companies, including health care companies.

In the manager's view, as of December 31, 2000, the Portfolio was well diversified, with 76 stocks and with approximately 6.6% of the Portfolio's total net assets allocated to cash equivalents. From a sector exposure and a valuation comparison, the Portfolio closely mirrors the S&P 500.

The manager's strategy during the early part of 2001 will be to utilize market volatility created by the temporary reversal of recent economic fortunes, by putting the Portfolio's cash reserves to work in what the manager believes are good long-term investments. The manager is most likely to increase the Portfolio's weighting in growth(9) companies, since growth companies price/earnings ("P/E")(10) valuations have compressed, bringing out some improved values.

---------------

 (9) Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

(10) A P/E ratio is the price of a stock divided by its earnings per share.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the year ended December 31, 2000, the Portfolio returned 24.26%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The manager is pleased to report that the Portfolio performed well during the period, despite a flat performance for the fourth quarter of 2000. This was especially favorable in a year when most general, non-utility, stock market indices declined noticeably. During the period, the manager has pursued a diversified investment approach including not only electric utility companies, but also infrastructure telecommunication firms.

In the two years prior to 2000, the manager's diversification strategy served the Portfolio well when telecommunications holdings showed investment returns of about 100%, while pure utilities were flat. But in 2000, the reverse occurred. Electric utilities scored very strong gains, bursting out of their malaise in late summer. Unfortunately, the telecommunications stocks held in the Portfolio declined steeply during the period.

Consequently, almost 20% of the Portfolio was invested in an area of the market that declined nearly 45% during the period, an area of the market that increased 50% in 1999. In addition, the manager was slow to invest new capital inflows due to a hesitancy to chase uncharacteristically strong utility stock price action, and uncertainty as to the sustainability of those improved cash flows.

As the manager looks forward into 2001, he believes that telecommunications may again regain investor interest and therefore have a real opportunity to enhance their relative investment performance. In addition, the manager will be working to employ the excess cash reserves diligently.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 18, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 45 THROUGH 50 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                   14.53%
    Five Years Ended 12/31/00              6.67%
    1/24/92* through 12/31/00              7.54%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 12/31/00             91.55%
    * Commencement of operations.

    [PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO CHART]

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS
                                                       PORTFOLIO              GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
                                               --------------------------     ---------------------       --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14071                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
12/99                                                    16724                        16411                       12220
12/31/00                                                 19155                        18584                       12635

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                   (0.49)%
    Five Years Ended 12/31/00             18.42%
    5/1/92* through 12/31/00              15.77%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 12/31/00             255.90%
    * Commencement of operations.

      [PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO CHART]

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               SOCIAL AWARENESS PORTFOLIO    STANDARD & POOR'S INDEX      CONSUMER PRICE INDEX
                                               --------------------------    -----------------------      --------------------
5/1/92                                                   10000                        10000                       10000
12/92                                                    10950                        10673                       10157
12/93                                                    11777                        11745                       10436
12/94                                                    11461                        11900                       10716
12/95                                                    15285                        14509                       10988
12/96                                                    18339                        17838                       11353
12/97                                                    23343                        23789                       11545
12/98                                                    30875                        30626                       11731
12/99                                                    35765                        37067                       12080
12/31/00                                                 35590                        33693                       12490

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/00 (UNAUDITED)

             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Year Ended 12/31/00                   24.26%
    Five Years Ended 12/31/00             15.41%
    2/4/94* through 12/31/00              15.42%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 12/31/00             169.17%
    * Commencement of operations.

            [PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO CHART]

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                              STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO                INDEX               CONSUMER PRICE INDEX
                                                   -------------------        ---------------------       --------------------
2/4/94                                                    10000                       10000                       10000
12/94                                                     10170                       10072                       10205
12/95                                                     13149                       13852                       10464
12/96                                                     14638                       17031                       10811
12/97                                                     18340                       22712                       10995
12/98                                                     21680                       29240                       11171
12/99                                                     21662                       35390                       11504
12/31/00                                                  26917                       32168                       11895

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 35.6%
$ 6,000,000   U.S. Treasury Notes, 5.750% due 8/15/10*....................  $  6,290,160
              U.S. Treasury Bonds:
  2,000,000     12.000% due 8/15/13*......................................     2,824,060
  5,000,000     7.500% due 11/15/16*......................................     6,032,300
  5,000,000     8.750% due 8/15/20*+......................................     6,868,420
 15,000,000   U.S. REFCO Strips, zero coupon due 4/15/18..................     5,345,400
 25,000,000   U.S. Treasury Strips, zero coupon due 5/15/19*+.............     9,264,100
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $35,560,729).....    36,624,440
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 47.6%
  3,000,000   Federal Home Loan Bank Certificates, 5.705% due 3/2/09*.....     2,941,200
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
  4,458,852     6.500% due 7/1/06.........................................     4,468,572
  2,413,038     8.500% due 6/15/21........................................     2,429,034
  4,968,359     7.500% due 12/1/30+.......................................     5,040,798
              Federal National Mortgage Association (FNMA) Certificates:
  3,719,259     7.500% due 11/1/29........................................     3,772,706
    969,000     7.500% due 12/13/30++.....................................       982,925
  6,531,478     6.500% due 1/1/31+........................................     6,443,695
              Government National Mortgage Association (GNMA)
              Certificates:
  1,306,772     9.000% due 9/15/09+.......................................     1,356,182
    528,974     8.500% due 7/15/18+.......................................       545,007
  1,216,694     7.000% due 3/15/28+.......................................     1,222,778
  6,695,832     6.000% due 2/20/29........................................     5,920,316
 11,651,000     7.500% due 1/23/31++......................................    11,847,553
  2,000,000   Tennessee Valley Authority Debentures, 6.250% due
              12/15/17....................................................     1,968,120
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $48,700,668)........    48,938,886
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $84,261,397).................    85,563,326
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.8%
 17,208,000   CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                maturity -- $17,219,470; (Fully collateralized by U.S.
                Treasury Notes, 6.625% due 6/30/01; Market value --
                $17,553,024) (Cost -- $17,208,000)........................    17,208,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $101,469,397**)..........  $102,771,326
----------------------------------------------------------------------------------------

 * All or a portion of this security is segregated for "to-be-announced" trades.
 +  Date shown represents the last in range of maturity dates.
 ++  Security is traded on a "to-be-announced" basis (See Note 7).
** Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
-----------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
    14,485    Ford Motor Co. .............................................    $   339,492
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.4%
    53,500    Alcoa Inc. .................................................      1,792,250
     5,400    E.I. du Pont de Nemours & Co. ..............................        260,887
    25,900    Engelhard Corp. ............................................        527,713
    21,400    Praxair, Inc. ..............................................        949,625
-----------------------------------------------------------------------------------------
                                                                                3,530,475
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.7%
    24,123    Anixter International Inc.*.................................        521,660
     1,047    Visteon Corp. ..............................................         12,040
-----------------------------------------------------------------------------------------
                                                                                  533,700
-----------------------------------------------------------------------------------------
COMMUNICATION -- 2.4%
    14,800    AT&T Wireless Group.........................................        256,225
     5,075    Avici Systems Inc.*.........................................        124,972
       350    Inrange Technologies Corp., Class B Shares*.................          5,928
     9,300    Nortel Networks Corp. ......................................        298,181
    15,150    Time Warner Telecom Inc.*...................................        961,078
     5,825    TyCom, Ltd.*................................................        130,335
    13,164    WorldCom, Inc.*.............................................        184,296
-----------------------------------------------------------------------------------------
                                                                                1,961,015
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 16.5%
    33,500    Black & Decker Corp. .......................................      1,314,875
    11,800    Convergys Corp. ............................................        534,688
    44,800    Home Depot, Inc. ...........................................      2,046,800
    30,017    Kaufman & Broad Home Corp. .................................      1,011,198
    18,821    Koninklijke Philips Electronics NV ADR......................        682,261
    22,500    Liz Claiborne, Inc. ........................................        936,563
    20,300    Lowe's Cos., Inc. ..........................................        903,350
    35,700    Reader's Digest Association, Inc. ..........................      1,396,763
    57,800    Staples, Inc.*..............................................        682,762
    15,439    Tribune Co. ................................................        652,298
    35,500    Tyco International Ltd. ....................................      1,970,250
    23,700    Wal-Mart Stores, Inc. ......................................      1,259,062
-----------------------------------------------------------------------------------------
                                                                               13,390,870
-----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.9%
     7,500    Eli Lilly & Co. ............................................        697,969
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.9%
    25,900    Brinker International, Inc.*................................      1,094,275
    22,300    Kimberly-Clark Corp. .......................................      1,576,387
    49,500    The Kroger Co.*.............................................      1,339,594
    37,100    Sara Lee Corp. .............................................        911,269

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.9% (CONTINUED)
    74,800    SYSCO Corp. ................................................    $ 2,244,000
    33,300    Wendy's International, Inc. ................................        874,125
-----------------------------------------------------------------------------------------
                                                                                8,039,650
-----------------------------------------------------------------------------------------
ENERGY -- 6.4%
    10,000    Active Power, Inc.*.........................................        219,375
     6,800    Anadarko Petroleum Corp. ...................................        483,344
    35,926    BP Amoco PLC ADR............................................      1,719,958
    10,200    Capstone Turbine Corp.*.....................................        285,600
    12,100    Coastal Corp. ..............................................      1,068,581
    23,300    Royal Dutch Petroleum Co. ADR...............................      1,411,106
-----------------------------------------------------------------------------------------
                                                                                5,187,964
-----------------------------------------------------------------------------------------
FINANCIAL -- 11.6%
    30,800    American Express Co. .......................................      1,692,075
    13,860    American International Group, Inc. .........................      1,366,076
    14,300    The Bank of New York Co., Inc. .............................        789,181
    18,600    Bank One Corp. .............................................        681,225
    36,450    Chase Manhattan Corp.+......................................      1,656,197
     6,300    Freddie Mac.................................................        433,913
     8,915    Hartford Financial Services Group, Inc. ....................        629,622
     6,231    Marsh & McLennan Cos., Inc. ................................        729,027
    14,000    PNC Financial Services Group................................      1,022,875
     8,200    St. Paul Cos., Inc. ........................................        445,362
-----------------------------------------------------------------------------------------
                                                                                9,445,553
-----------------------------------------------------------------------------------------
HEALTH CARE -- 11.0%
    24,000    Amgen Inc.*.................................................      1,534,500
     7,400    C.R. Bard, Inc. ............................................        344,563
    13,600    Johnson & Johnson...........................................      1,428,850
    17,000    Medtronic, Inc. ............................................      1,026,375
    17,200    Merck & Co., Inc. ..........................................      1,610,350
    29,100    Schering-Plough Corp. ......................................      1,651,425
    29,400    Tenet Healthcare Corp. .....................................      1,306,462
-----------------------------------------------------------------------------------------
                                                                                8,902,525
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.9%
    29,100    America Online, Inc.*.......................................      1,012,680
    23,500    Automatic Data Processing, Inc. ............................      1,487,844
    23,000    Cisco Systems, Inc.*........................................        879,750
    30,800    Compaq Computer Corp. ......................................        463,540
    17,800    Computer Associates International, Inc. ....................        347,100
    17,000    Electronic Data Systems Corp. ..............................        981,750
    46,500    EMC Corp.*..................................................      3,092,250
       700    Infineon Technologies AG ADR................................         25,200
    25,400    Intel Corp. ................................................        768,350
    23,300    International Business Machines Corp. ......................      1,980,500
     8,900    Microsoft Corp.*............................................        386,037
    35,600    Oracle Corp.*...............................................      1,034,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.9% (CONTINUED)
    38,300    Solectron Corp. ............................................    $ 1,298,370
    28,400    Sun Microsystems, Inc.*.....................................        791,650
-----------------------------------------------------------------------------------------
                                                                               14,549,646
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.5%
    27,887    Southwest Airlines Co. .....................................        935,051
    18,800    United Parcel Service, Inc., Class B Shares.................      1,105,675
-----------------------------------------------------------------------------------------
                                                                                2,040,726
-----------------------------------------------------------------------------------------
UTILITIES -- 8.8%
    55,600    The AES Corp.*..............................................      3,078,850
    20,400    Enron Corp. ................................................      1,695,750
    34,400    Southern Energy, Inc.*......................................        973,950
    33,800    The Williams Cos., Inc. ....................................      1,349,887
-----------------------------------------------------------------------------------------
                                                                                7,098,437
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $56,489,639)....................     75,718,022
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
$5,352,000    CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                maturity -- $5,355,568; (Fully collateralized by U.S.
                Treasury Notes, 6.625% due 6/30/01; Market
                value -- $5,459,789) (Cost -- $5,352,000).................      5,352,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $61,841,639**)...........    $81,070,022
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCK -- 83.9%
------------------------------------------------------------------------------------------------------
    ELECTRIC - UTILITY -- 54.5%
    10,000    Active Power, Inc.*......................................................    $   219,375
    10,000    The AES Corp.*...........................................................        553,750
    20,000    Allegheny Energy, Inc. ..................................................        963,750
    60,000    Calpine Corp.*...........................................................      2,703,750
    10,000    Capstone Turbine Corp.*..................................................        280,000
    25,000    Cinergy Corp. ...........................................................        878,125
    12,106    Dominion Resources, Inc. ................................................        811,127
    30,000    DQE, Inc. ...............................................................        982,500
    11,000    Duke Energy Corp. .......................................................        937,750
    16,800    Edison International.....................................................        262,500
    35,000    Energy East Corp. .......................................................        689,063
    10,000    Enron Corp. .............................................................        831,250
    47,250    Exelon Corp. ............................................................      3,317,423
    34,000    FirstEnergy Corp. .......................................................      1,073,125
    10,000    FPL Group, Inc. .........................................................        717,500
    20,000    GPU, Inc. ...............................................................        736,250
    20,000    Montana Power Co. .......................................................        415,000
    53,000    Niagara Mohawk Holdings Inc.*............................................        884,438
    20,000    NiSource Inc. ...........................................................        615,000
    30,000    Northeast Utilities......................................................        727,500
    14,766    NSTAR....................................................................        633,091
    25,000    Pinnacle West Capital Corp. .............................................      1,190,625
    20,000    Progress Energy, Inc. CVO*...............................................          9,000
    20,000    Public Service Enterprise Group, Inc. ...................................        972,500
    30,000    SCANA Corp. .............................................................        886,875
    36,000    Sierra Pacific Resources.................................................        578,250
    30,000    Southern Energy, Inc.*...................................................        849,375
    20,000    TXU Corp. ...............................................................        886,250
    52,050    Xcel Energy, Inc. .......................................................      1,512,703
------------------------------------------------------------------------------------------------------
                                                                                            26,117,845
------------------------------------------------------------------------------------------------------
NATURAL GAS -- 19.3%
    16,000    Coastal Corp. ...........................................................      1,413,000
    30,000    Dynegy Inc., Class A Shares..............................................      1,681,875
    22,000    Energen Corp. ...........................................................        708,125
    30,000    MCN Energy Group Inc. ...................................................        830,625
    17,000    National Fuel Gas Co. ...................................................      1,069,938
    30,000    NRG Energy, Inc.*........................................................        834,375
    40,000    Sempra Energy............................................................        930,000
    35,000    Southwest Gas Corp. .....................................................        765,625
    26,000    The Williams Cos., Inc. .................................................      1,038,374
------------------------------------------------------------------------------------------------------
                                                                                             9,271,937
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
TELEPHONE -- 10.1%
    27,359    AT&T Corp. ..............................................................    $   473,661
    25,000    AT&T Wireless Group*.....................................................        432,813
    12,000    Qwest Communications International Inc.*.................................        492,000
    20,000    SBC Communications Inc. .................................................        955,000
    24,000    Sprint Corp. ............................................................        487,500
    22,200    Verizon Communications Inc. .............................................      1,112,775
    40,000    WorldCom, Inc.*..........................................................        560,000
    17,595    XO Communications, Inc.*.................................................        313,411
------------------------------------------------------------------------------------------------------
                                                                                             4,827,160
------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $29,749,235).................................     40,216,942
------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.9%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 0.4%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        188,000
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.5%
   230,000       A-        MCI Communications Corp., 7.750% due 3/23/25................        218,500
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $405,337)....................        406,500
------------------------------------------------------------------------------------------------------
                           SUB-TOTAL INVESTMENTS (Cost -- $30,154,572).................     40,623,442
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.2%
 7,294,000                 CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                              maturity -- $7,298,863; (Fully collateralized by U.S.
                              Treasury Notes, 6.625% due 6/30/01;
                              Market value -- $7,440,077) (Cost -- $7,294,000).........      7,294,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $37,448,572**)...........    $47,917,442
------------------------------------------------------------------------------------------------------

 *  Non-income producing security.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 51 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $ 84,261,397        $56,489,639       $30,154,572
  Repurchase agreements, at cost.......................       17,208,000          5,352,000         7,294,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $ 85,563,326        $75,718,022       $40,623,442
  Repurchase agreements, at value......................       17,208,000          5,352,000         7,294,000
  Cash.................................................            1,945              5,585                97
  Receivable for securities sold.......................        7,824,560                 --           234,643
  Dividends and interest receivable....................          624,526             44,207            84,921
  Receivable for Fund shares sold......................          434,674            147,459           279,837
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      111,657,031         81,267,273        48,516,940
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       20,632,451                 --                --
  Investment advisory fee payable......................           21,849             38,977            22,894
  Administration fee payable...........................            4,030              3,776             1,774
  Payable for Fund shares purchased....................               --                 --             2,959
  Accrued expenses.....................................           28,744             40,675            32,938
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       20,687,074             83,428            60,565
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $ 90,969,957        $81,183,845       $48,456,375
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $ 87,495,177        $62,460,793       $34,958,320
  Undistributed net investment income..................        4,358,876            345,636           854,971
  Accumulated net realized gain (loss) from security
     transactions......................................       (2,186,025)          (850,967)        2,174,214
  Net unrealized appreciation of investments...........        1,301,929         19,228,383        10,468,870
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $ 90,969,957        $81,183,845       $48,456,375
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        7,443,617          2,823,159         2,521,592
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.22             $28.76            $19.22
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................   $  4,795,795        $   279,515       $  216,070
  Dividends...............................................             --            612,443          929,016
  Less: Foreign withholding tax...........................             --             (7,901)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      4,795,795            884,057        1,145,086
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)........................        223,855            443,684          223,375
  Administration fee (Note 2).............................         41,238             42,962           20,619
  Audit and legal.........................................         30,059             20,167           21,037
  Shareholder and system servicing fees...................         16,932             16,043           14,951
  Custody.................................................          4,677              5,613            2,517
  Shareholder communications..............................          4,000              4,572            2,094
  Trustees' fees..........................................          3,979              3,995            3,979
  Pricing service fees....................................          1,890                 --              197
  Other...................................................          7,267              1,196            1,017
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        333,897            538,232          289,786
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      4,461,898            345,825          855,300
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................    195,442,937         22,321,545        7,089,195
     Cost of securities sold..............................    194,754,768         23,085,239        4,831,048
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................        688,169           (763,694)       2,258,147
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year....................................     (3,259,091)        19,320,275        5,942,842
     End of year..........................................      1,301,929         19,228,383       10,468,870
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....      4,561,020            (91,892)       4,526,028
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................      5,249,189           (855,586)       6,784,175
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   $  9,711,087        $  (509,761)      $7,639,475
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       U.S. GOVERNMENT   SOCIAL AWARENESS
                                                         SECURITIES           STOCK           UTILITIES
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................   $  4,461,898       $   345,825       $   855,300
  Net realized gain (loss)...........................        688,169          (763,694)        2,258,147
  Change in net unrealized appreciation
     (depreciation)..................................      4,561,020           (91,892)        4,526,028
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................      9,711,087          (509,761)        7,639,475
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................     (3,702,667)         (378,231)         (823,875)
  Net realized gains.................................             --          (843,976)          (53,040)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...................     (3,702,667)       (1,222,207)         (876,915)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...................     37,854,892        18,903,761        16,435,486
  Net asset value of shares issued for
     reinvestment of dividends.......................      3,702,667         1,222,207           876,915
  Cost of shares reacquired..........................    (18,218,713)       (5,448,872)       (7,031,666)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.........................     23,338,846        14,677,096        10,280,735
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............................     29,347,266        12,945,128        17,043,295
NET ASSETS:
  Beginning of year..................................     61,622,691        68,238,717        31,413,080
--------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................................   $ 90,969,957       $81,183,845       $48,456,375
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:...     $4,358,876          $345,636          $854,971
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,766,648        $   379,966       $   823,725
  Net realized gain (loss).........................     (2,696,924)           765,721           (30,893)
  Change in net unrealized appreciation
     (depreciation)................................     (3,730,793)         6,847,079          (754,466)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,661,069)         7,992,766            38,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,416)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,416)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     14,321,630         22,265,700         6,945,662
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,416          1,137,569         2,590,382
  Cost of shares reacquired........................    (16,491,880)        (1,502,002)       (8,479,998)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     (2,164,834)        21,901,267         1,056,046
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,831,319)        28,756,464        (1,495,970)
NET ASSETS:
  Beginning of year................................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $3,702,189           $378,042          $823,546
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, NWQ Large Cap, Jurika & Voyles Core Equity and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and advisor to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3257% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $1,375.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS       UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $220,439,758   $35,597,413   $9,550,099
-----------------------------------------------------------------------------------------------------
Sales.......................................................   195,442,937    22,321,545    7,089,195

--------------------------------------------------------------------------------

     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS          SAS        UTILITIES
----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $1,463,313   $22,275,979   $12,575,853
Gross unrealized depreciation...............................    (161,384)   (3,047,596)   (2,106,983)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $1,301,929   $19,228,383   $10,468,870
----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios held no purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, USGS held TBA securities with a total cost of $12,843,085.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     3,246,763            1,246,566
Shares issued on reinvestment...............................       330,595                  484
Shares reacquired...........................................    (1,585,139)          (1,427,742)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     1,992,219             (180,692)
--------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       649,867              808,161
Shares issued on reinvestment...............................        43,051               40,998
Shares reacquired...........................................      (188,862)             (53,531)
--------------------------------------------------------------------------------------------------
Net Increase................................................       504,056              795,628
--------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       912,236              414,864
Shares issued on reinvestment...............................        52,890              154,823
Shares reacquired...........................................      (417,997)            (510,525)
--------------------------------------------------------------------------------------------------
Net Increase................................................       547,129               59,162
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, USGS and SAS had, for Federal income tax purposes approximately $1,979,000 and $774,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                       2007        2008
----------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $1,979,000         --
Social Awareness Stock Portfolio............................         --   $774,000
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

U.S. GOVERNMENT SECURITIES PORTFOLIO                2000(1)     1999(1)       1998         1997         1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $11.30      $11.80       $11.65       $10.86       $12.43
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................     0.74        0.68         0.49         0.58         0.68
  Net realized and unrealized gain (loss).........     0.84       (1.18)        0.70         0.79        (0.52)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............     1.58       (0.50)        1.19         1.37         0.16
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.66)      (0.00)*      (0.50)       (0.58)       (1.55)
  Net realized gains..............................       --          --        (0.54)          --        (0.18)
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................    (0.66)      (0.00)*      (1.04)       (0.58)       (1.73)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $12.22      $11.30       $11.80       $11.65       $10.86
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................    14.53%      (4.23)%      10.20%       12.62%        1.46%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $90,970     $61,623      $66,454      $35,279      $26,009
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).....................................     0.48%       0.48%        0.45%        0.49%        0.62%
  Net investment income...........................     6.46        5.97         5.31         6.10         5.68
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................      289%        164%         349%         208%         501%
--------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                    2000(1)     1999(1)       1998         1997         1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $29.42      $25.92       $20.06       $15.76       $14.32
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)........................     0.14        0.13         0.10         0.15         0.31
  Net realized and unrealized gain (loss).........    (0.29)       3.93         6.30         4.15         2.42
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............    (0.15)       4.06         6.40         4.30         2.73
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.16)      (0.09)       (0.12)          --        (0.43)
  Net realized gains..............................    (0.35)      (0.47)       (0.42)          --        (0.86)
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................    (0.51)      (0.56)       (0.54)          --        (1.29)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $28.76      $29.42       $25.92       $20.06       $15.76
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................    (0.49)%     15.84%       32.27%       27.28%       19.98%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $81,184     $68,239      $39,482      $21,013      $11,040
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).....................................     0.75%       0.80%        0.84%        0.98%        1.25%
  Net investment income...........................     0.48        0.69         0.63         0.97         0.43
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................       33%         12%          14%          19%          26%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) For the year ended December 31, 1996, Travelers Insurance reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

 * Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

                UTILITIES PORTFOLIO                  2000(1)      1999(1)       1998         1997         1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $15.91       $17.18       $15.29       $12.22       $12.85
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................     0.43         0.41         0.37         0.46         0.47
  Net realized and unrealized gain (loss)..........     3.36        (0.36)        2.33         2.63         0.47
----------------------------------------------------------------------------------------------------------------
Total Income From Operations.......................     3.79         0.05         2.70         3.09         0.94
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income............................    (0.45)       (0.40)       (0.42)       (0.01)       (0.84)
  Net realized gains...............................    (0.03)       (0.92)       (0.39)       (0.01)       (0.73)
----------------------------------------------------------------------------------------------------------------
Total Distributions................................    (0.48)       (1.32)       (0.81)       (0.02)       (1.57)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $19.22       $15.91       $17.18       $15.29       $12.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................    24.26%       (0.08)%      18.21%       25.29%        7.47%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................  $48,456      $31,413      $32,909      $21,413      $18,214
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................     0.84%        0.88%        0.80%        1.06%        1.07%
  Net investment income............................     2.47         2.41         3.06         3.58         3.88
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................       22%          10%          51%          68%          39%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996, were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             [KPMG LOGO]

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Utilities Portfolio....................................  67.86%

     - Total long-term capital gain distributions paid:

     Social Awareness Stock Portfolio.......................  $780,484
     Utilities Portfolio....................................    53,040

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................  39.08%

                      (This page intentionally left blank)

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                          SSB CITI FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-01)